               MASTER REPURCHASE AGREEMENT (2007 SERVICING RIGHTS)

                                                   Dated as of April 25, 2007

AMONG:

Wachovia  Bank,  N.A.  ("Buyer",  which term shall  include any  "Principal"  as defined and provided for in Annex I), as buyer,  and Wachovia  Capital  Markets,
LLC, as agent pursuant hereto ("Agent"); and

NovaStar Mortgage, Inc. ("NMI") (the "Seller").

1.   APPLICABILITY

     Buyer shall,  from time to time,  upon the terms and  conditions  set forth herein,  agree to enter into  transactions in which the Seller transfers to
     Buyer  Eligible  Assets  against  the  transfer  of funds by Buyer,  with a simultaneous  agreement  by Buyer to transfer to the Seller such  Purchased
     Assets at a date certain, against the transfer of funds by the Seller. Each such  transaction  shall be  referred  to herein as a  "Transaction",  and, unless otherwise agreed in writing, shall be governed by this Agreement.

2.   DEFINITIONS AND INTERPRETATION

     a. Defined Terms.

     "2006 Dividend"  shall mean the dividend  distribution to be made by NFI to comply with U.S.  federal income tax law requirements for REITs to distribute at least 90% of their REIT taxable income.

     "Adjusted Tangible Net Worth" shall mean at any date:

          (a) Book Net Worth  plus the  notional  amount of any Trust  Preferred
     Securities, minus

          (b) The sum of (1) all assets which would be  classified as intangible assets  of  NFI  and  its  consolidated  Subsidiaries  under  GAAP  (except purchased and capitalized value of servicing  rights),  including,  without limitation,  goodwill (whether representing the excess cost over book value of  assets  acquired  or  otherwise),  patents,  trademarks,  trade  names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense,  organization costs and research and product  development  costs)  plus  (2)  all  receivables  from  directors, officers and shareholders of NFI and its consolidated Subsidiaries, minus

          (c) The amount of unrealized  gains on debt  securities (as defined in
     FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

          (d) The amount of unrealized  losses on debt securities (as defined in
     FASB 115) of NFI and any Subsidiaries of NFI Holding.

     Provided  that in all cases such amounts  shall be  determined by combining the  relevant  figures for NFI and its  consolidated  Subsidiaries  and its
     Affiliates, as accounted for under the equity method.

     "Affiliate"  means, with respect to any specified Person,  any other Person controlling or controlled by or under common control with such specified Person.
For the  purposes of this  definition,  "control"  means the power to direct the management and policies of such Person, directly or indirectly,  whether through the ownership of voting equity, by contract or otherwise.

     "Agency  Contract"  means any  contract  or  agreement  for the sale and/or servicing of Mortgage Loans entered into between  Seller and an Agency,  and all amendments thereto.

     "Agency" shall mean Freddie Mac, Fannie Mae or Ginnie Mae, as applicable.

     "Agent" means Wachovia Capital Markets, LLC or any successor.

     "Agreement" means this Master Repurchase Agreement (2007 Servicing Rights), as it may be amended, supplemented or otherwise modified from time to time.

     "Ancillary  Income" shall mean all income  derived from the Serviced  Loans related to Servicing  Rights sold  hereunder,  excluding  Servicing Fees and any
Prepayment Charges that may be attributable  thereto,  including but not limited to interest  received on funds deposited in the custodial  account or any escrow account,  late  charges,  fees  received  with  respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees or insurance premium fees and all other incidental fees and charges that may be referred to as "ancillary  income" in the Servicing
Agreements, with respect to which the right to receive or collect such income is owned by Seller as Servicer.

     "Book Net  Worth"  shall  mean the  excess  of total  assets of NFI and its consolidated  Subsidiaries  over Total  Liabilities of NFI and its  consolidated
Subsidiaries  determined in accordance with GAAP (or such non-GAAP principles as may be disclosed to and approved by Buyer from time to time).

     "Breakage  Costs" shall have the meaning  assigned  thereto in Section 3(c)
herein.

     "Business  Day" means any day other than (i) a Saturday or Sunday or (ii) a day upon which the New York Stock  Exchange or the Federal  Reserve  Bank of New
York is obligated by law or executive order to be closed.

     "Buyer's  Margin Amount" means,  with respect to any  Transaction as of any date of  determination,  the amount  obtained by  application  of Buyer's Margin
Percentage to the Repurchase Price for such Transaction as of such date.

     "Buyer's Margin  Percentage" shall have the meaning assigned thereto in the
Side Letter.

     "Call  Rights"  means all  rights of Seller  under any  Eligible  Servicing
Agreements,  if any,  to purchase  the  remaining  mortgage  loans and all other related assets under the optional termination or any similar provision contained in any Eligible Servicing Agreement.

     "Call Rights  Assignment" shall mean, with respect to each Purchased Asset, an assignment of all right,  title and interest of the holder of the Call Rights in the related Call Rights to Buyer,  substantially  in the form attached hereto as Exhibit I.

     "Call Rights  Assignment  Notice" shall mean, with respect to any Purchased
Asset, a notice to the applicable  Trustee of the assignment of the related Call
Rights to Buyer hereunder, substantially in the form of Exhibit J.

     "Capital Stock" shall mean any and all shares, interests, participations or other equivalents  (however  designated) of capital stock of a corporation,  any and all similar  ownership  interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Change of Control"  shall mean any person or group of persons  (other than
(i) any subsidiary of NFI or (ii) any employee or director benefit plan or stock plan of NFI or any subsidiary of NFI or any trustee or fiduciary with respect to any such plan when  acting in that  capacity  or any trust  related  to any such plan) shall have acquired beneficial  ownership of shares representing more than
50% of the combined voting power represented by the outstanding  common stock of
NFI (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act
of 1934, as amended, and the applicable rules and regulations thereunder).

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement  or (c)  compliance  by Buyer (or any  Affiliate  of
Buyer) with any request, guideline or directive (whether or not having the force of law) of any  Governmental  Authority  made or  issued  after the date of this
Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Collateral" shall have the meaning assigned thereto in Section 8 hereof.

     "Collateral  Security,  Setoff and Netting  Agreement" means the Collateral
Security,  Setoff and Netting  Agreement  dated as of April 18, 2007 among Buyer and certain  Affiliates and NFI, NMI and certain Affiliates as it may be further amended from time to time

     "Combined  Market Value" means the aggregate  Market Value of the Purchased
Assets and the market value of the residual securities and other assets, if any, that are purchased  pursuant to the Master  Repurchase  Agreement (2007 Residual
Securities).

     "Combined Maximum Aggregate Purchase Price" shall have the meaning assigned thereto in the Side Letter.

     "Combined  Purchase  Price"  means  the  aggregate  Purchase  Price  of the
Purchased  Assets and the purchase  price of the residual  securities  and other assets, if any that are purchased  pursuant to the Master  Repurchase  Agreement
(2007 Residual Securities).

     "Commitment  Letter"  means the  commitment  letter,  dated as of April 11,
2007, among the Buyer, the Agent, Wachovia Investment Holdings,  LLC, the Seller
and NFI.

     "Confirmation"  shall have the  meaning  assigned  thereto in Section  4(b)
hereof.

     "Default"  means any event,  that, with the giving of notice or the passage of time or both, would constitute an Event of Default.

     "Default Rate" means,  as of any date of  determination,  the lesser of (i)
the Prime Rate plus 4% and (ii) the maximum rate permitted by applicable law.

     "Dividend  Securities"  shall mean notes,  bonds,  debentures  or common or preferred stock of NFI or its subsidiaries  that qualify as property and will be treated as a deductible  dividend to NFI  shareholders  under the Code,  and are reasonably acceptable to the Buyer.

     "Effective Date" shall mean the date set forth on the top of the first page of this Agreement.

     "Eligible Assets" shall mean Eligible Servicing Rights.

     "Eligible Servicing  Agreement" shall mean a Servicing Agreement in respect of which the following eligibility requirements have been satisfied:

          (a)  such  Servicing  Agreement is in form and substance  satisfactory to, and has been  reviewed and approved by, the Buyer in its sole discretion,  and such Servicing  Agreement contains servicing and assignment of servicing rights provisions acceptable to the Buyer and  with  respect  to the  Servicing  Agreements  identified  in
               Sections (a) and (b) of Schedule 1, Buyer shall have received the
               Resignation  Letter and the Trustee Side Letter.  The Buyer shall hold the  Resignation  Letter and  Trustee  Side Letter in escrow until the  earliest  of:  (i) the  resignation  of the  Seller as
               Servicer or (ii) the occurrence of an Event of Default.

          (b)  such Servicing  Agreement is in full force and effect,  and is in all respects  genuine as appearing on its face or as  represented in the books and records of the Seller,  and no event of default, early  amortization  event,  termination  event,  or other  event giving any party thereto  (including with notice or lapse of time or both) the right to terminate the Seller as servicer thereunder for cause has occurred and is continuing;

          (c)  the Servicing  Rights  arising  thereunder  are free and clear of liens in favor of any Person,  except as provided hereunder,  and
               are  not  subject  to  any  dispute  or  other   adverse   claim,
               counterclaim,  defense  or right  of  set-off,  exclusive  of any ordinary  course of business  disputes or claims with related mortgagors/borrowers;

          (d)  the Seller has not resigned or been  terminated as servicer under such  Servicing  Agreement  and has no  actual  knowledge  of any pending or threatened action to terminate the Seller, as servicer
               (whether for cause or without cause); and

          (e)  the whole  loan  owner or the  securitization  trustee  under the
               Servicing  Agreements  identified  in  Sections  (a)  and  (b) of
               Schedule 1, has acknowledged and agreed to the form and substance of the Trustee Side Letter and Resignation Letter.

     "Eligible Servicing Rights" shall mean Servicing Rights in respect of which the following eligibility requirements have been satisfied:

          (a)  such Servicing Rights  constitute a "general  intangible"  within
               the  meaning  of  Section   9-102(a)(42)  (or  the  corresponding
               provision  of the  applicable  jurisdiction)  of  the  UCC of all applicable jurisdictions;

          (b)  such  Servicing  Right  arises  under and is  attributable  to an
               Eligible Servicing Agreement;

          (c)  the sale and grant of a  security  interest  by the Seller to the
               Buyer  on  such  Servicing  Rights  under  the  related  Eligible
               Servicing Agreement, as collateral for the Obligations,  does not and will not violate any  Requirement of Law, the effect of which violation is to render void or voidable  such  assignment,  or to permit  the  termination  of the  Servicing  Rights of the Seller under such Eligible Servicing Agreement;

          (d)  the Seller is the sole  owner of such  Servicing  Rights,  unless otherwise approved in writing by the Buyer;

          (e)  the servicing  obligations  under the related Eligible  Servicing
               Agreement are being performed, and will be performed, directly by the Servicer or the Subservicer, and not by any other person; and

          (f)  the representations and warranties  contained on Exhibit C hereto are true and correct at all times.

          (g)  the Serviced Loans serviced under the related Eligible  Servicing
               Agreement  do not  constitute  open-ended  home  equity  lines of credit, unless otherwise approved in writing by the Buyer.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
amended from time to time.

     "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of  organizations  (i) described in Section 414(b) or (c) of the Code of which  Seller is a member

and (ii) solely for purposes of potential  liability under Section 302(c)(11) of
ERISA and Section  412(c)(11)  of the Code and the lien  created  under  Section
302(f) of ERISA and Section  412(n) of the Code,  described in Section 414(m) or
(o) of the Code of which Seller is a member.

     "Event of Default"  shall have the meaning  assigned  thereto in Section 18 hereof.

     "Existing Agreements" shall include the agreements and facilities regarding the transactions set forth on Schedule 4 attached hereto.

     "GAAP" shall mean generally  accepted  accounting  principles in the United
States of America in effect from time to time.

     "Governmental Authority" shall mean any nation or government,  any state or other  political  subdivision  thereof,  or  any  entity  exercising  executive, legislative, judicial, regulatory or administrative functions over Seller.

     "Guarantee" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

     "Guaranty  and  Pledge  Agreement"  shall  mean  the  guaranty  and  pledge agreement in  substantially  the form attached hereto as Exhibit E governing the pledge  by NFI  Holding  of  Pledged  Stock to  Buyer  and the  guaranty  of the
Guarantors in favor of Buyer.

     "Guarantors" means NFI, NFI Holding Corporation, NMI, and Homeview Lending,
Inc.

     "Hedge  Instrument"  means, any interest rate cap agreement,  interest rate floor  agreement,  interest rate swap  agreement or other  interest rate hedging agreement or  instrument  entered  into by Seller with respect to the  Servicing
Rights and/or Transactions.

     "Income"  means,  with  respect  to any  Purchased  Asset at any time,  all
Servicing  Fees,  Ancillary  Income,  and any and all other  income  that may be related  thereto that is received or retained by Seller as Servicer,  net of any amounts  required  to be paid by  Servicer  (including,  but not  limited to any
Subservicing  Fees) to any other  Person,  but only to the extent not  otherwise pledged to  investors  in a  pass-through  transfer  with respect to the related
Serviced Loans.

     "Indebtedness" shall mean, for any Person: (a) all obligations for borrowed money;  (b)  obligations  of  such  Person  to  pay  the  deferred  purchase  or acquisition  price of Property or services,  other than trade  accounts  payable
(other than for borrowed money) arising,  and accrued expenses incurred,  in the ordinary  course of business so long as such trade accounts  payable are payable and paid within ninety (90) days of the date the respective  goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a lien on the Property of such Person, whether or not the respective  indebtedness so secured has been  assumed by such  Person;  (d)  obligations  (contingent  or otherwise) of such Person in respect of letters of credit or similar instruments issued for account of such Person; (e) capital lease obligations of such Person;
(f) obligations of such Person under repurchase  agreements or like arrangements financially  equivalent to obligations for borrowed money;  (g)  indebtedness of others  guaranteed on a recourse  basis by such Person;  (h) all  obligations of such Person  incurred in connection  with the  acquisition  or carrying of fixed assets by

such Person; (i) indebtedness of general  partnerships of which such Person is a general partner; and (j) any other contingent liabilities of such Person for the liabilities or obligations of any other Person.

     "Investment  Company  Act" means the  Investment  Company  Act of 1940,  as amended, including all rules and regulations promulgated thereunder.

     "LIBOR"  shall  mean,  for each day of a  Transaction,  a rate based on the offered rates of the Reference  Banks for one-month  U.S.  dollar  deposits,  as determined by Buyer for the related Purchase Date.

     "Lien" shall mean, any mortgage,  lien, pledge, charge,  security interest, option or claim or similar encumbrance.

     "Margin  Call"  shall have the  meaning  assigned  thereto in Section  6(a)
hereof.

     "Margin  Deficit" shall have the meaning  assigned  thereto in Section 6(a)
hereof.

     "Market  Value"  means (i) with respect to any  Purchased  Asset that is an
Eligible  Asset,  as of any date of  determination,  the value  ascribed to such asset by Buyer in its sole  discretion,  and (ii) with  respect  to a  Purchased
Asset that is not an Eligible Asset, zero.

     "Master Repurchase Agreement (2007 Residual Securities)" means that certain master repurchase  agreement (2007 Residual  Securities),  dated as of April 18,
2007, among Wachovia Investment  Holdings,  LLC, Wachovia Capital Markets,  LLC,
NovaStar  Mortgage,   Inc.,  NovaStar  Certificates  Financing  Corporation  and
NovaStar Assets Corp., as amended from time to time.

     "Material  Adverse  Change"  means  any  material  adverse  change  in  the business,  financial performance,  assets, operations or condition (financial or otherwise)  of NFI and its  consolidated  subsidiaries  taken as a whole of such
Person.

     "Material  Adverse Effect" means (a) a Material Adverse Change with respect to a Guarantor or a Guarantor and its  Affiliates  that are party to any Program
Document  taken  as a whole;  (b) a  material  impairment  of the  ability  of a
Guarantor or any  Affiliate  that is a party to any Program  Document to perform under any Program  Document  and to avoid any Event of Default or (c) a material adverse effect upon the legality,  validity, binding effect or enforceability of any Program Document against a Guarantor or any Affiliate that is a party to any
Program Document.

     "Maximum  Aggregate Purchase Price" shall have the meaning assigned thereto in the Side Letter.

     "MBS"   shall   mean   collateralized   mortgage   obligations   and  other
mortgage-backed securities.

     "Mortgage"  shall mean with respect to a Mortgage Loan, the mortgage,  deed of  trust or other  instrument,  which  creates  a lien on the fee  simple  or a leasehold estate in such real property, which secures the Mortgage Note.

     "Mortgage  Loan"  shall mean any first or second  lien,  one-to-four-family residential mortgage loan relating to Servicing Rights, which includes,  without limitation,  (i) a Mortgage  Note,  the related  Mortgage and all other  related documents and (ii) all right,  title and interest of the Mortgagee in and to the
Mortgaged Property covered by the related Mortgage.

     "Mortgage Note" shall mean the original  executed  promissory note or other evidence of the indebtedness of a mortgagor/borrower  with respect to a Mortgage
Loan.

     "Mortgaged  Property" means the real property  (including all improvements, buildings,  fixtures,  building  equipment and personal property thereon and all additions,  alterations  and  replacements  made at any time with respect to the foregoing) and all other collateral  securing repayment of the debt evidenced by a Mortgage Note.

     "Non-Seller  Affiliate"  means an Affiliate of Seller or Guarantor  that is not, itself, a Seller or Guarantor.

     "Notice Date" shall have the meaning assigned thereto in Section 4 hereof.

     "NFI" means  NovaStar  Financial,  Inc. and its  permitted  successors  and assigns.

     "NFI Holding" means NFI Holding  Corporation  and its permitted  successors and assigns.

     "Obligations"  means (a) all of Seller's and Guarantors'  obligation to pay the  Repurchase  Price  on  the  Repurchase  Date,  and  other  obligations  and liabilities of Seller and Guarantors,  to Buyer or its Affiliates arising under, or in connection with, the Program Documents or otherwise,  whether now existing or hereafter  arising;  (b) any and all sums paid by Buyer or on behalf of Buyer pursuant to the Program  Documents in order to preserve any  Purchased  Asset or its interest  therein;  (c) in the event of any proceeding for the collection or enforcement  of any of  Seller's or  Guarantors'  indebtedness,  obligations  or liabilities  referred to in clause (a),  the  reasonable  expenses of  retaking, holding,  collecting,  preparing for sale, selling or otherwise  disposing of or realizing on any Purchased  Asset, or of any exercise by Buyer or such Affiliate of its  rights  under the  related  agreements,  including  without  limitation, reasonable  attorneys' fees and  disbursements  and court costs;  and (d) all of
Seller's and  Guarantors'  obligations to Buyer or any other Person  pursuant to the Program Documents.

     "Person"   shall  mean  any  legal  person,   including   any   individual,
corporation,  partnership,  association,  joint-stock  company,  trust,  limited liability company,  unincorporated  organization,  governmental  entity or other entity of similar nature.

     "Plan"  shall  mean an  employee  benefit  or  other  plan  established  or maintained  by Seller or any ERISA  Affiliate  and covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Prepayment  Charges"  means,  with respect to any Serviced Loan related to any Servicing  Rights sold  hereunder,  the charges or premiums,  if any, due in connection with a full or partial prepayment of such Serviced Loan in accordance with the terms  thereof,  as to which  the right to  receive  such  charges  and premiums may be owned by the Seller as Servicer under the Servicing

Agreements.

     "Pledged  Stock"  shall mean all of the shares of Capital  Stock of Seller, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by Seller while this Agreement is in effect.

     "Price  Differential"  means,  with respect to each  Transaction  as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such  Transaction  to the  Purchase  Price on a  360-day-per-year  basis for the actual  number of days  during  the period  commencing  on (and  including)  the
Purchase Date and ending on (but excluding) the date of  determination  (reduced by any amount of such Price  Differential  in respect of such period  previously paid by the Seller to Buyer) with respect to such Transaction.

     "Pricing Rate" shall have the meaning assigned thereto in the Side Letter.

     "Prime Rate" means the daily prime loan rate as reported in The Wall Street
Journal or if more than one rate is published, the highest of such rates.

     "Principal" shall have the meaning given to it in Annex I.

     "Program Documents" means this Agreement,  the Collateral Security,  Setoff and Netting Agreement,  the Pledge Agreement,  the Commitment Letter, the Master
Repurchase   Agreement  (2007  Residual   Securities),   the  Side  Letter,  the
Resignation  Letter,  the Trustee Side Letter,  and any other agreement  entered into by any of the Seller and/or a Guarantor,  on the one hand, and Buyer or one of its Affiliates on the other, in connection herewith or therewith.

     "Property"  means  any  right or  interest  in or to  property  of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Purchase  Date"  means  the  date  on  which  Purchased  Assets  are to be transferred by the Seller to Buyer.

     "Purchase  Price" means the price at which Purchased Assets are transferred by Seller to Buyer in a Transaction,  which shall (unless  otherwise  agreed) be equal to the  Purchase  Price  Percentage  times the Market Value of the related
Purchased Assets.

     "Purchase Price  Percentage" shall have the meaning assigned thereto in the
Side Letter.

     "Purchased Assets" shall mean any of the following assets sold by Seller to
Buyer pursuant to and subject to any Transaction:  the Eligible Assets, together with the related  Records and Servicing  Rights,  such other  property,  rights, titles or interest as are  specified on a related  Transaction  Notice,  and all instruments,  chattel paper, and general  intangibles  comprising or relating to all of the foregoing. The term "Purchased Asset" with respect to any Transaction at any time shall also include  Substitute Assets delivered  pursuant to Section
16 hereof.

     "Qualified  Originator"  shall mean (a) Seller and (b) any other originator of Servicing Rights

approved by Seller  pursuant to the guidelines and procedures  approved by Buyer in writing from time to time,  which approval may not be unreasonably  withheld.
For purposes of this Agreement,  the originators  under the Servicing  Agreement entitled Series 2006-MTA are hereby approved.

     "Qualified  Successor Servicer" shall mean any servicer acceptable to Buyer and that satisfies the eligibility criteria for successor servicers as set forth in the relevant Servicing Agreements.

     "Rating Agency" means each of Moody's Investors Service,  Inc.,  Standard &
Poor's, a division of The McGraw Hill Companies, Inc. or Fitch Ratings.

     "Records" means all files, data tapes, loan schedules,  material documents, instruments, surveys (if available), certificates,  correspondence,  appraisals, computer records, computer storage media, accounting records and other books and records with respect to any Purchased Asset and any other instruments  necessary to document or service a Purchased Asset.

     "Recourse  Servicing  Agreement"  shall  mean a  Servicing  Agreement  with respect to which the Servicer is obligated to repurchase or indemnify the holder for the related Mortgage Loans in respect of defaults on such Mortgage Loans.

     "Reference  Banks" mean any leading  banks  selected by the Agent which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London.

     "Resignation  Letter"  shall mean that certain  letter of  resignation  in substantially  the form attached  hereto as Exhibit G, regarding the resignation of Servicer to Trustee under the related  Servicing  Agreement.  The Resignation
Letter with respect to any  Servicing  Agreement  shall be held in escrow by the
Buyer  until  such time as is  necessary  for Buyer to deliver  the  Resignation
Letter to the Trustee,  as set forth in clause (a) of the definition of Eligible
Servicing Agreement.

     "REIT" shall mean a real estate investment trust, as defined in Section 856 of the Code.

     "Related Security" shall mean with respect to any Servicing Rights, (a) all security  interests or Liens and property  subject thereto from time to time, if any, purporting to secure payment of such Servicing Rights,  whether pursuant to the related  Servicing  Agreement  or  otherwise,  together  with all  financing statements  covering any  collateral  securing such  Servicing  Rights;  (b) all guarantees,  indemnities,  letters of credit,  insurance or other  agreements or arrangements of any kind from time to time supporting or securing the payment of such Servicing  Rights whether  pursuant to the related  Servicing  Agreement or otherwise;  (c) the rights to payment in respect of such Servicing  Rights under the related  Servicing  Agreement,  and all records  relating  to, and any other contracts  associated with, such Servicing Rights,  and (d) any and all proceeds of the foregoing.

     "REMIC"  means a "real  estate  mortgage  investment  conduit"  within  the meaning of Section 860D of the Code.

     "Repurchase  Date" shall have the meaning  assigned thereto in Section 3(b)
and shall also include the date determined by application of Section 19.

                                       10

     "Repurchase  Price"  means the price at which  Purchased  Assets  are to be transferred from Buyer to the Seller upon the Repurchase Date for a Transaction, which will be determined in each case  (including  Transactions  terminable upon demand) as the sum of the Purchase  Price and the Price  Differential  as of the
date of such determination.

     "Required  Equity"  shall mean,  with respect to NFI (and its  consolidated
Subsidiaries)  (together,  the  "Companies"),  the  sum  of the  dollar  amounts calculated  after  multiplying  the amount  determined by combining the relevant figures for NFI and its consolidated Subsidiaries for each asset class set forth in the table  below (or if such  asset  class is owned by NFI or a  consolidated
Subsidiary  but cannot be determined  by combining the relevant  figures for NFI and its consolidated  Subsidiaries,  the fair market value thereof as calculated by the Companies  subject,  however,  to the approval of Buyer which will not be unreasonably  withheld) by the  Percentage  Multipliers  set forth opposite such
asset   class  in  the  table   below:   Percentage   Asset   Class   Multiplier

     ---------------------------------------------------------------------------
                                                                      Percentage
     Asset Class                                                      Multiplier
     ---------------------------------------------------------------------------
     Cash                                                                     0%
     ---------------------------------------------------------------------------
     Mortgage Loans held-for-sale including accrued interest                  5%
     ---------------------------------------------------------------------------
     Mortgage Loans held-in-portfolio including accrued interest              5%
     (securitized in an owners trust)
     ---------------------------------------------------------------------------
     Mortgage Loans held-in-portfolio including accrued interest
     (securitized in a REMIC trust)                                        1.75%
     ---------------------------------------------------------------------------
     AAA-Rated I/O and Prepay (P) Certificates booked on-B/S                 25%
     ---------------------------------------------------------------------------
     BBB NIM Certificates                                                    25%
     ---------------------------------------------------------------------------
     Residuals from whole loan securitizations                               35%
     ---------------------------------------------------------------------------
     Residuals from NIM/CAPS                                                100%
     ---------------------------------------------------------------------------
     Non-rated subordinate bonds (excluding residuals)                      100%
     ---------------------------------------------------------------------------
     A-Rated Mortgage-Backed Securities not in CDO                           20%
     ---------------------------------------------------------------------------
     BBB-Rated Mortgage-Backed Securities not in CDO                         25%
     ---------------------------------------------------------------------------
     BB-Rated Mortgage-Backed Securities not in CDO                          50%
     ---------------------------------------------------------------------------
     Mortgage-Backed Securities in CDO                                        5%
     ---------------------------------------------------------------------------
     CDO Equity Sub Notes                                                   100%
     ---------------------------------------------------------------------------
     CDO BBB Bonds                                                            5%
     ---------------------------------------------------------------------------
     Agency Securities                                                        3%
     ---------------------------------------------------------------------------
     Servicing Agreements (Mortgage Servicing Rights)                        35%
     ---------------------------------------------------------------------------
     Servicing Advances                                                      15%
     ---------------------------------------------------------------------------
     REO + Non-performing (90+ & foreclosures from bond collateral           35%

                                       11

     ---------------------------------------------------------------------------
                                                                      Percentage
     Asset Class                                                      Multiplier
     ---------------------------------------------------------------------------
     calls)
     ---------------------------------------------------------------------------
     Other assets

       - Hedging Agreements (Value of reserves that are not reflected       100%
         in Marks to Market that impact equity)

       - All Other Assets (all else  remaining - including Other
         Receivables & PP&E)                                                 35%
     ---------------------------------------------------------------------------
     Intangible Assets                                                      100%
     ---------------------------------------------------------------------------
     provided  that  the  Required  Equity  shall  be  reduced  by any  Dividend
Securities  with a maturity date of more than one year issued in connection with the 2006 Dividend.

     "SEC" shall mean the Securities and Exchange Commission.

     "Serviced  Loan"  shall mean a Mortgage  Loan  serviced  or  required to be serviced by Servicer  under any Servicing  Agreement,  regardless of whether the actual servicing is done by a subservicer retained by Servicer.

     "Servicer" shall mean, with respect to a Serviced Loan related to Servicing
Rights,  the Seller,  or any successor or permitted  assigns or any other Person approved by Buyer in writing..

     "Servicing Agreements" shall mean, collectively, those servicing agreements that are not Recourse  Servicing  Agreements and all related  agreements,  under which the Seller is the Servicer of Serviced Loans relating to Servicing Rights, and are set  forth on  Schedule  1 hereto  and  which,  (a) is with a holder  or custodian for a holder of the Serviced Loans who is acceptable to the Buyer, (b)
is not a subservicing arrangement,  (c) is owned by the Seller free and clear of all Liens  (other  than the Buyer's  Lien  granted  hereunder)  and (d) has been
reviewed  and  approved  by  Buyer  for  purposes  of  financing   the  Seller's
acquisition or retention of Eligible Servicing Rights hereunder.  Schedule 1 may be amended to  provide  for  additional  securitizations  for which the  related additional Servicing Agreement contains the required servicing provisions as set forth on Exhibit F and  otherwise  complies  with terms and  conditions  set for herein.

     "Servicing  Fee" shall mean,  with respect to any Servicing  Rights pledged hereunder,  the servicing fee specified on the related Servicing Rights Schedule that is payable to Seller as Servicer of the related Serviced Loan.

     "Servicing  Rights" shall mean the Seller's  rights and interests under any
Servicing  Agreement,  including  (i) the rights to service the  Serviced  Loans identified on the related  Servicing Rights Schedule that are the subject matter of such Servicing Agreement in the manner set forth in such Servicing Agreement;
(ii) the right to receive  compensation  (whether  direct or indirect)  for such servicing,  including  the right to receive and retain the Servicing Fee and all other Income with respect to such Serviced Loans;  (iii) all rights,  powers and privileges  incidental  to the  foregoing,  together  with all Records  relating thereto;  (iv) any  related  Call Rights with  respect any  Servicing  Agreement relates to and (v) the nonexclusive  right to use (in common with the Seller any other

                                       12

secured party that has a valid and  enforceable  security  interest  therein and that agrees that its security  interest is similarly  nonexclusive) the Seller's operating  systems to manage and administer the Servicing  Rights and any of the data and information related thereto, or that otherwise relates to the Servicing
Rights,  together  with the  media on which the same are  stored  to the  extent stored with material information or data that relates to property other than the
Servicing Rights,  and the Seller's rights to access the same, whether exclusive or  nonexclusive,  to the  extent  that  such  access  rights  may  lawfully  be transferred or used by the Seller's  permittees,  and any computer programs that are owned by the  Seller (or  licensed  to the Seller  under  licenses  that may lawfully be transferred or used by the Seller's permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data.

     "Servicing  Rights File" shall mean,  with respect to any Servicing  Rights pledged  hereunder,  the documents  and materials  retained by the Servicer that includes without limitation,  (i) the mortgage loan documents  pertaining to the related  Serviced  Loan(s),  (ii)  the  credit  documentation  relating  to  the
origination   of  such  Serviced   Loan(s),   (iii)  copies  of  all  documents,
correspondence,  notes and all other materials of any kind held by the Servicer, and (iv) all other information or materials  necessary or required to board such
Serviced Loans onto the Servicer's servicing system.

     "Servicing Rights Schedule" means the list of Servicing Rights delivered by
Seller to Buyer together with each  Transaction  Notice.  Each Servicing  Rights
Schedule  (which may be provided in the form of an  electronic  data file) shall set forth  the  following  information  with  respect  to the  Servicing  Rights proposed to be sold on any Purchase Date: (i) the number of the related Serviced
Loan, (ii) the related  Mortgagor's name, (iii) the original principal amount of the related  Serviced Loan,  (iv) the current  principal  balance of the related
Serviced  Loans,  (v) a  listing  and  description  of  any  defaults  that  are continuing  under the related  Serviced  Loan,  (vi) the name of each  Servicing
Agreement,  (vii) the amount of the related  Servicing Fee, (viii) the amount of the  related  Subservicing  Fee,  if any;  (ix)  whether  Seller as  Servicer is entitled to receive or collect Ancillary Income and/or Prepayment Charges, (x) a description  of the  Ancillary  Income,  if  applicable,  (xi) the amount of the
Prepayment Charges, if applicable,  and (xii) any other information  required by
Buyer.

     "Side  Letter"  means the Pricing Side Letter,  dated as of April 25, 2007, among the Seller, Guarantors and Buyer.

     "Structuring  Fee"  shall  have the  meaning  assigned  thereto in the Side
Letter.

     "Subsidiary"   means,   with  respect  to  any  Person,   any  corporation,
partnership  or other entity of which at least a majority of the  securities  or other ownership  interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing  similar functions of such  corporation,  partnership  or other entity  (irrespective  of whether or not at the time securities or other ownership  interests of any other class or classes of such corporation,  partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time  directly or  indirectly  owned or controlled by such Person or one or more
Subsidiaries  of such Person or by such Person and one or more  Subsidiaries  of such  Person;  provided,  however,  that for  purposes  of  Section  18  hereof,
"Subsidiary"  shall not include any of the entities  listed on Exhibit D hereto, which may be revised by Seller from time to time upon consent of Buyer.

                                       13

     "Substitute Assets" has the meaning assigned thereto in Section 16(a).

     "Termination Date" has the meaning assigned thereto in Section 27.

     "Total   Liabilities"   shall  mean  total   liabilities  of  NFI  and  its
consolidated  Subsidiaries  determined  in  accordance  with  GAAP (or with such non-GAAP  principles  as may be  disclosed to and approved by Buyer from time to time); provided; for purposes of this Agreement, such term shall not include any
Trust Preferred Securities.

     "Transaction" has the meaning assigned thereto in Section 1.

     "Transaction  Notice" means a written request of the Seller to enter into a
Transaction,  in the form  attached  hereto as Exhibit B which is  delivered  to
Buyer.

     "Trust  Preferred  Securities"  shall mean (i) the $50,000,000 of unsecured floating rate securities  issued by NovaStar  Capital Trust I, a statutory trust
100 percent  owned by NMI,  pursuant  to the  indenture  dated  March 15,  2005, between NMI and JP Morgan Chase Bank, NA, as trustee and (ii) the $35,000,000 of unsecured  floating  rate  securities  issued by  NovaStar  Capital  Trust II, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated April
18, 2006, between NMI and JP Morgan Chase Bank, NA, as trustee.

     "Trustee"  shall mean (i) the Bank of New York as  successor in interest to
JPMorgan  Chase  Bank,  National  Association,  as trustee  under the  Servicing
Agreements attached hereto on Schedule 1, Section (a); (ii) the Bank of New York as  successor  in interest to JPMorgan  Chase  Bank,  National  Association,  as
indenture trustee under the Servicing  Agreements attached hereto on Schedule 1,
Section (b) and (iii) Deutsche Bank National Trust Company, as trustee under the
Servicing Agreements attached hereto on Schedule 1, Section (c).

     "Trustee Side Letter" shall mean that certain  letter  agreement  among the
Buyer,  the Seller and the Trustee  regarding:  (i) the resignation of Seller as
Servicer under the Servicing  Agreements  identified on Schedule 1, Section (a),
(ii) the appointment of Buyer or its designee as successor  servicer to Servicer under a related  Servicing  Agreement and (iii) the  designation  of Buyer as an additional  addressee for any required  notices to be sent to Seller pursuant to the Servicing  Agreements,  substantially in the form attached hereto as Exhibit
H.

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date  hereof in the State of New York or the Uniform  Commercial  Code as in
effect in the applicable jurisdiction.

     "Usage Fee" shall have the meaning assigned thereto in the Side Letter.

     b.   Interpretation.

     Headings are for  convenience  only and do not affect  interpretation.  The following  rules of this  subsection  (b)  apply  unless  the  context  requires otherwise.  The singular  includes the plural and conversely.  A gender includes all genders. Where a word or phrase is defined, its other grammatical

                                       14

forms have a corresponding meaning. A reference to a subsection,  Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit  to, this  Agreement.  A reference  to a party to this  Agreement  or another  agreement or document  includes the party's  successors  and  permitted substitutes  or  assigns.  A  reference  to an  agreement  or document is to the agreement or document as amended, modified,  novated,  supplemented or replaced, except  to the  extent  prohibited  by any  Program  Document.  A  reference  to legislation  or  to a  provision  of  legislation  includes  a  modification  or re-enactment of it, a legislative  provision substituted for it and a regulation or  statutory  instrument  issued  under it. A reference  to writing  includes a facsimile  transmission  and any means of  reproducing  words in a tangible  and permanently  visible form. A reference to conduct includes,  without limitation, an omission,  statement or undertaking,  whether or not in writing.  An Event of
Default  subsists  until it has been  waived in writing by the Buyer or has been timely cured. The words "hereof", "herein",  "hereunder" and similar words refer to  this  Agreement  as a  whole  and not to any  particular  provision  of this
Agreement.  The term  "including" is not limiting and means  "including  without limitation."  In the  computation  of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to"
and "until" each mean "to but  excluding",  and the word "through" means "to and including."  This  Agreement  may use several  different  limitations,  tests or measurements  to regulate  the same or similar  matters.  All such  limitations, tests and  measurements are cumulative and shall each be performed in accordance with their terms. Unless the context otherwise clearly requires,  all accounting terms  not  expressly  defined  herein  shall be  construed,  and all  financial computations  required  under this Agreement  shall be made, in accordance  with
GAAP,  consistently  applied.  References  herein to "fiscal  year" and  "fiscal quarter"  refer to such fiscal  periods of the Seller.  Except  where  otherwise provided in this  Agreement any  determination,  statement or certificate by the
Buyer or an authorized  officer of the Buyer  provided for in this  Agreement is conclusive  and binds the parties in the absence of manifest  error. A reference to an agreement  includes a security interest,  guarantee,  agreement or legally enforceable  arrangement  whether or not in writing.  A reference  to a document includes  an  agreement  (as so defined)  in writing or a  certificate,  notice, instrument or document, or any information recorded in computer disk form. Where the Seller or a Guarantor is required to provide any document to the Buyer under the terms of this Agreement,  the relevant document shall be provided in writing or printed  form  unless the Buyer  requests  otherwise.  At the  request of the
Buyer,  the document shall be provided in computer disk form or both printed and computer disk form. This Agreement is the result of  negotiations  among and has been  reviewed by counsel to the Buyer,  Guarantors  and the Seller,  and is the
product of all parties.  In the  interpretation  of this  Agreement,  no rule of construction shall apply to disadvantage one party on the ground that such party proposed or was involved in the preparation of any particular  provision of this
Agreement or this Agreement itself. Except where otherwise expressly stated, the
Buyer may give or withhold, or give conditionally,  approvals and consents,  and may form opinions and make  determinations  at their  absolute  discretion.  Any requirement  of good  faith,  discretion  or  judgment by the Buyer shall not be construed  to  require  Buyer to  request or await  receipt  of  information  or documentation  not immediately  available from or with respect to the Seller,  a
Guarantor, a servicer of the Purchased Assets, any other Person or the Purchased
Assets  themselves.  With respect to any information set forth on Schedules 1, 2 and 3 attached  hereto,  Buyer has reviewed and consented to such information on such schedules as of the Effective Date; provided,  however,  that to the extent any facts or circumstances  relating to the matters  disclosed on such schedules change after the Effective Date,  Buyer shall not be deemed to have consented to any such change and such change may result in an Event of Default.

                                       15

3.   THE TRANSACTIONS

     a. The Seller shall repurchase  Purchased Assets from Buyer on each related
Repurchase  Date. Each obligation to repurchase  subsists  without regard to any prior or intervening  liquidation or foreclosure  with respect to each Purchased
Asset.  The Seller is obligated to obtain the Purchased Assets from Buyer or its designee at the Seller's expense on (or after) the related Repurchase Date.

     b.  Provided that the  applicable  conditions in Sections 9(a) and (b) have been  satisfied,  each Purchased  Asset that is repurchased by the Seller on the
26th  day of each  month  (or,  if such  26th  day is not a  Business  Day,  the immediately  following Business Day) following the related initial Purchase Date
(the day of the month so determined for each month, or any other date designated by the  Seller to Buyer for such a  repurchase  on at least one  Business  Day's prior notice to Buyer,  a "Repurchase  Date",  which term shall also include the date determined by application of Section 19) shall automatically become subject to a new  Transaction  unless  Buyer is  notified by the Seller at least one (1)
Business Day prior to any Repurchase Date,  provided that if the Repurchase Date so determined is later than the  Termination  Date, the Repurchase Date for such
Transaction  shall   automatically  reset  to  the  Termination  Date,  and  the provisions of this sentence as it might relate to a new Transaction shall expire on such date for each new Transaction,  unless otherwise agreed, (y) the accrued and  unpaid  Price  Differential  shall  be  settled  in cash  on  each  related
Repurchase  Date,  and (z) the  Pricing  Rate  shall be as set forth in the Side
Letter.

     c. If the  Seller  repurchases  Purchased  Assets on any day which is not a
Repurchase Date for such Purchased Assets,  the Seller shall indemnify Buyer and hold Buyer  harmless  from any losses,  costs  and/or  expenses  which Buyer may sustain  or incur  arising  from the  reemployment  of funds  obtained  by Buyer hereunder or from fees payable to terminate  the deposits  from which such funds were  obtained  ("Breakage  Costs"),  in  each  case  for the  remainder  of the applicable 30 day period.  Buyer shall deliver to the Seller a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined  in good faith by Buyer to be adequate,  it being agreed that such statement  and the  method of its  calculation  shall be  adequate  and shall be conclusive  and binding upon the Seller,  absent  manifest  error.  This Section shall survive  termination of this Agreement and the repurchase of all Purchased
Assets subject to Transactions hereunder.

4.   ENTERING INTO TRANSACTIONS, TRANSACTION NOTICE CONFIRMATIONS

Under the terms and conditions of the Program Documents,  Buyer hereby agrees to enter  into  Transactions  with a  Purchase  Price up to the  Maximum  Aggregate
Purchase  Price. In no event shall Buyer be required to enter into more than one
Transaction in any day.  Unless  otherwise  agreed,  the Seller shall give Buyer notice of any  proposed  Purchase  Date prior to 2:00 p.m. New York City time on the second  (2nd)  preceding  Business  Day (the date on which such notice is so given,  the "Notice  Date"),  provided that the initial  Transaction  shall only require one (1) Business Day prior notice.  On the Notice Date,  the Seller or a
Guarantor  shall  request that Buyer enter into a  Transaction  by furnishing to
Buyer a Transaction  Notice. On the Notice Date, the Seller or a Guarantor shall request that Buyer enter into a Transaction by furnishing to Buyer a Transaction
Notice  substantially  in the form of Exhibit B with a copy to the  Agent,  (the
"Transaction Notice"),  together with copies of any related Servicing Agreements to Buyer and Agent. Such Transaction Notice shall (i) contain the Purchase Price of the  requested  Transaction  which  shall in all events be at least  equal to

                                       16

$500,000  or such  lesser  amount as  mutually  agreed upon by the buyer and the
Seller,  (ii) specify the requested  Purchase  Date,  which shall not be earlier than the second Business Day following the date of such  Transaction  Notice and
(iii) contain (by attachment) such other information reasonably requested by the
Buyer from time to time.  In the event that the parties  hereto  desire to enter into a  Transaction  on terms other than as set forth in this  Agreement and the
Transaction  Notice,  Buyer  shall  deliver to Seller,  in  electronic  or other format,  a  "Confirmation"  specifying  such terms prior to  entering  into such
Transaction,  including,  without  limitation,  the Purchase  Date, the Purchase
Price,  the Pricing Rate therefore and the Repurchase Date. Any such Transaction
Notice and the related Confirmation, if any, together with this Agreement, shall constitute  conclusive  evidence of the terms agreed to between Buyer and Seller
with  respect  to  the   Transaction  to  which  the   Transaction   Notice  and
Confirmation,  if any,  relates.  By  entering in to a  Transaction  with Buyer,
Seller consents to the terms set forth in any related Confirmation. In the event of any conflict  between this  Agreement  and a  Confirmation,  the terms of the
Confirmation shall control with respect to the related Transaction.

     Any delivery of a Purchased  Asset in accordance with this  subsection,  or any other method acceptable to Buyer in its sole discretion, shall be sufficient to cause Buyer to have a  perfected,  first  priority  security  interest in the
Purchased Asset. Without the prior written consent of Buyer, Seller will not (i)
sell,  assign,  transfer,  exchange or otherwise dispose of, or grant any option with respect to, the Purchased Assets, or (ii) create,  incur or permit to exist any Lien or option in favor of, or any claim of any Person with  respect to, any of the Purchased Assets,  or any interest therein,  except for the lien provided for by this Agreement,  or (iii) enter into any agreement or undertaking  (other than pursuant to this Agreement)  restricting the right or ability of the Seller or Buyer to sell, assign or transfer any of the Purchased Assets.

5.   PAYMENT AND TRANSFER

     Unless  otherwise  agreed,  all  transfers of funds  hereunder  shall be in immediately  available  funds  and all  Purchased  Assets  transferred  shall be transferred to Buyer.  Any Repurchase  Price or Price  Differential  received by
Buyer  after  12:00  noon New  York  City  time  shall  be  applied  on the next succeeding Business Day.

6.   MARGIN MAINTENANCE

     a. If at any time  the  aggregate  Market  Value  of all  Purchased  Assets subject to all Transactions is less than the aggregate Buyer's Margin Amount for all such  Transactions  (a  "Margin  Deficit"),  then Buyer may by notice to the
Seller require the Seller in such Transactions to transfer to Buyer cash so that the cash and aggregate Market Value of the Purchased Assets will thereupon equal or exceed such  aggregate  Buyer's  Margin Amount (such  requirement,  a "Margin
Call").

     b.  Notice  required  pursuant  to  Section  6(a) may be given by any means provided in Section 35 hereof.  Any notice  received  before 11:00 a.m. New York time on a Business Day shall be met, and the related Margin Call  satisfied,  no later than 5:00 p.m. New York time on such Business Day;  notice  received after
11:00 a.m. New York time on a Business Day shall be met, and the related  Margin
Call satisfied,  no later than 5:00 p.m. New York time on the following Business
Day. The failure of Buyer, on any one or more occasions,  to exercise its rights hereunder,  shall not  change or alter the terms and  conditions  to which  this
Agreement  is subject or limit the right of Buyer to do so at a later date.  The
Seller, each Guarantor and the Buyer each agree that a failure or delay by

                                       17

Buyer to exercise its rights  hereunder  shall not limit or waive Buyer's rights under  this  Agreement  or  otherwise  existing  by  law or in  any  way  create additional rights for the Seller or any Guarantor.

7.   INCOME PAYMENTS

Prior to the  occurrence  of an Event of Default,  where a particular  term of a
Transaction  extends  over the date on which  Income is paid in  respect  of any
Purchased  Assets  subject to that  Transaction,  such  Income may be applied to general  corporate and business  purposes of Seller.  Upon the  occurrence of an
Event of Default  any Income  which is paid in respect of any  Purchased  Assets shall be deposited  directly into the related collection account relating to the underlying  Servicing  Agreement.  Following  the  occurrence  of such  Event of
Default,  the Servicer  shall not retain,  strip or  otherwise  deduct from such
Income any fees (including without  limitation,  the Servicing Fees or Ancillary
Income) and such Income shall be deposited  directly into the related collection account.  No more  than  weekly,  the  Seller  and  Buyer  shall  reconcile  the collections made during the previous week under the related Servicing  Agreement to determine  the amount of any Servicing  Fees,  which Seller is entitled to be reimbursed  for,  and the amount of any  Ancillary  Income and shall  allocate a portion of such Servicing Fees to Seller as follows: the lesser of: (i) Seller's verifiable actual cash expenses or (ii) an amount equal to three-fifths (3/5ths)
of  the  related  Servicing  Fee  regarding  the  related  Mortgage  Loans  (the
"Servicing  Costs"),  upon the  presentation  of an accounting of such Servicing
Costs incurred by Seller.  Any excess  Servicing Fees after such  allocation and any and all  Ancillary  Income  shall be the  property of the Buyer and shall be applied to the payment of the Obligations.

8.   SECURITY INTEREST

The Seller and Buyer intend that the Transactions hereunder be sales to Buyer of the  Purchased  Assets and not loans  from  Buyer to the  Seller  secured by the
Purchased  Assets.  However,  in order to  preserve  Buyer's  rights  under this
Agreement  in  the  event  that a  court  or  other  forum  recharacterizes  the
Transactions  hereunder  as other than sales,  and as security  for the Seller's performance  of all of its  Obligations,  the Seller hereby grants Buyer a fully perfected first priority security interest in all of Seller's rights,  title and interest in and to the  following  property,  whether now  existing or hereafter acquired:  (i) all Purchased Assets identified on a Transaction Notice delivered by the  Seller  to the  Buyer  and  sold to  Buyer  in a  Transaction;  (ii) all
Servicing  Agreements  related  to such  Servicing  Rights;  (iii) all  records, instruments or other  documentation  evidencing such Servicing Rights;  (iv) all related Hedge  Instruments,  (v) all Income  relating to such Servicing  Rights;
(vi) the Call Rights (vi) all Related Security related to such Servicing Rights;
(vii) any other  collateral  pledged  or  otherwise  relating  to the  Servicing
Rights;  (viii) all  "accounts",  "chattel  paper",  "commercial  tort  claims",
"deposit accounts", "documents," "equivalent",  "general intangibles",  "goods",
"instruments",  "inventory",  "investment property",  "letter of credit rights", and  "securities'  accounts"  as each of those  terms is defined in the  Uniform
Commercial Code and all cash and Cash  Equivalents and all products and proceeds relating to or  constituting  any or all of the  foregoing  (including,  without limitation,  in the case of Servicing Rights, all of the Seller's rights,  title and  interest  in and  under  the  Servicing  Agreements);  and (ix) any and all replacements,  substitutions,  distributions on or proceeds of any or all of the foregoing  (collectively the "Collateral").  Seller acknowledges and agrees that its rights with respect to the Collateral  (including  without  limitation,  any security  interest  Seller may have in the Collateral  and any other  collateral granted  by  Seller to Buyer  pursuant  to any  other  agreement)  are and shall continue  to be at all  times  junior  and

                                       18

subordinate to the rights of Buyer hereunder.

9.   CONDITIONS PRECEDENT

     a. As  conditions  precedent to the initial  Transaction,  Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by each party thereto:

          (i)  Agent  shall  have  received  the  Program  Documents,  including collateral  documents,  required legal opinions and certificates,
               each  duly  executed  and  in  form  and   substance   reasonably
               satisfactory to the Agent;

          (ii) Agent shall be satisfied that all material Liens granted to Buyer hereunder  with respect to the Collateral are valid and perfected liens and have the priorities indicated herein;

          (iii) Except as disclosed on Schedule 3 hereto,  there are no actions,
               suits,   arbitrations,    investigations   (including,    without
               limitation, any of the foregoing which are pending or threatened)
               or other legal or arbitrable  proceedings affecting Seller or any of their  Subsidiaries or affecting any of the Property of any of them before any  Governmental  Authority  which (i)  questions or
               challenges  the  validity  or   enforceability   of  the  Program
               Documents  or  otherwise   materially  impairs  the  transactions
               contemplated  hereby or (ii)  individually  or in the  aggregate, could reasonably be expected to have a Material Adverse Effect.

          (iv) The Program Documents shall be duly executed and delivered by the parties  thereto and being in full force and effect,  free of any modification, breach or waiver;

          (v)  Except as  disclosed on Schedule 2 attached  hereto,  there shall have been no Material  Adverse Change in the business,  financial
               performance,   assets,  operations  or  condition  (financial  or
               otherwise)  of Seller  and their  subsidiaries,  taken as a whole since December 31, 2006;

          (vi) The Sellers  shall have  delivered to the Agent and the Buyer (i)
               an unaudited  consolidated balance sheet of NFI dated not earlier than February 28, 2007 prior to the date hereof showing  Adjusted
               Tangible  Net Worth of not less than  $400,000,000  (which may or may not have been  prepared in  accordance  with  GAAP),  (ii) an unaudited  summary schedule of estimated  consolidated  financial results of NFI and its  subsidiaries  for the three  months ended
               March  31,  2007  (which  may or may not have  been  prepared  in accordance  with  GAAP)  and  (iii) a  certificate  of the  Chief
               Financial  Officer of NFI certifying to the best of his knowledge as to such  balance  sheet after  reasonable  inquiry and further stating that he is not aware of any  information  or other matter that

                                       19

               would make the financial information set forth therein materially inaccurate or incomplete;

          (vii) There  shall not  exist any  violation  of  applicable  laws and
               regulations   (including,   without  limitation,   ERISA,  margin
               regulations  and  environmental  laws) which could  reasonably be expected  to  result  in a  Material  Adverse  Change,  except as disclosed on Schedule 2 attached hereto;

          (viii) [reserved];

          (ix) A listing of the  insurance  required  by  Section  13(y) of this
               Agreement;

          (x)  The  representations  and  warranties  contained  herein  and any exhibit,  annex,  schedule or appendix hereto,  shall be true and correct in all material respects as of the date hereof.

          (xi) No  event  shall  have  occurred  and be  continuing  that  would constitute an Event of Default or a Default.

          (xii) Agent shall have received a certified  copy of Seller's and each
               Guarantor's  consents or corporate  resolutions,  as  applicable, approving  the  Program  Documents  and  Transactions  thereunder
               (either specifically or by general resolution), and all documents evidencing  other  necessary  corporate  action  or  governmental approvals  as may be  required  in  connection  with the  Program
               Documents;

          (xiii) Agent shall have  received  an  incumbency  certificate  of the secretaries  of Seller and each  Guarantor  certifying the names, true  signatures  and  titles of  Seller's  and each  Guarantor's representatives duly authorized to request Transactions hereunder and to execute the Program  Documents and the other  documents to be delivered thereunder;

          (xiv) Agent  shall  have  received  an opinion  of  Seller's  and each
               Guarantor's  counsel  as to such  matters  as  Buyer  (including,
               without   limitation,   a  corporate  opinion,  a  New  York  law
               enforceability   opinion,   a  security  interest   opinion,   an
               investment company act opinion) as Buyer may reasonably request;

          (xv) The Pledge Agreement;

          (xvi) All of the conditions  precedent in the Pledge  Agreement  shall have been satisfied;

          (xvii) The Seller  shall have  delivered  to the Buyer with respect to each  Eligible  Asset:  (i)  an  executed  copy  of  any  related
               Servicing  Agreement  and any  supplements  thereto,  (iii)  with respect to any  Servicing  Rights  regarding

                                       20

               any Loans which are subject to a securitization transaction,  the related  securitization  offering  documents,  certified  by  the
               Seller,  the related  trustee or the related master servicer as a true,  correct  and  complete  copy  of  the  original,  and  all
               ancillary   documents   required   to   be   delivered   to   the
               certificateholders  for such  securitization  transaction;  [i.e.
               offering circular,  prospectus  supplement,  pooling  agreements,
               servicing  agreements,   indenture,  assignment,  assumption  and
               recognition agreements (if affecting servicing)]

          (xviii) All of the conditions  precedent in the Pledge Agreement shall have been satisfied;

          (xix) an executed copy of each related Call Rights Assignment and each related Call Rights Assignment Notice; and

          (xx) Any other documents reasonably requested by Buyer.

     b. The  obligation of Buyer to enter into each  Transaction  (including the initial  Transaction)  pursuant to this  Agreement  is subject to the  following conditions precedent:

          (i) Buyer or its designee  shall have received on or before the day of a  Transaction  with respect to such  Purchased  Assets  (unless  otherwise
     specified  in  this  Agreement)  the  following,   in  form  and  substance
     satisfactory to Buyer and (if applicable) duly executed:

          (A)  Transaction Notice delivered pursuant to Section 4(a);

          (B)  each Servicing  Agreement  with respect to each Purchased  Asset;
               and

          (D)  such  certificates,   customary  opinions  of  counsel  or  other
               documents as Buyer may  reasonably  request,  provided  that such opinions of counsel shall not be required in connection with each
               Transaction  but  shall  only be  required  from  time to time as deemed necessary by Buyer in its good faith.

          (ii) No  Default  or Event  of  Default  shall  have  occurred  and be continuing.

          (iii) Buyer shall not have reasonably  determined that a change in any requirement  of law  or in  the  interpretation  or  administration  of any requirement  of law  applicable  to  Buyer  has  made it  unlawful,  and no
     Governmental  Authority shall have asserted that it is unlawful,  for Buyer to enter  into  Transactions  with a Pricing  Rate  based on LIBOR,  unless
     Seller shall have elected pursuant to Section 15(a) hereof that the Pricing
     Rate for all Transactions be based upon the Prime Rate.

          (iv) All representations and warranties in the Program Documents shall be  true  and  correct  in all  material  respects  on  the  date  of  such
     Transaction  and Seller and Guarantors are in compliance with the terms and conditions of the Program Documents.

                                       21

          (v) The then  aggregate  outstanding  Purchase Price for all Purchased
     Assets,  when added to the Purchase  Price for the  requested  Transaction, shall not exceed the Maximum Aggregate Purchase Price.

          (vi) No event or events shall have been reasonably determined by Buyer to have occurred and be continuing  resulting in the effective absence of a whole loan or asset-backed securities market.

          (vii) If requested, Buyer shall have received satisfactory information regarding  the hedging  strategy,  arrangements  and general  policy of the
     Guarantors with respect to Hedge Instruments.

          (viii)  Satisfaction  of  any  conditions  precedent  to  the  initial
     Transaction  as set  forth in  clause  (a) of this  Section 9 that were not satisfied prior to such initial Purchase Date.

          (ix) The Purchase  Price for the  requested  Transaction  shall not be less than $500,000, or an integral multiple of $500,000 thereafter.

          (x) Agent shall have determined that all actions  necessary or, in the opinion of Buyer,  desirable to maintain Buyer's perfected  interest in the
     Purchased Assets and other Collateral have been taken,  including,  without limitation,  duly  executed and filed  Uniform  Commercial  Code  financing statements on Form UCC-1.

          (xi)  Buyer  shall  not be  obligated  to  enter  into  more  than one
     Transaction  per week  (excluding  any  automatic  Transaction  pursuant to
     Section 3(b)).

          (xii) Any other documents reasonably requested by Buyer.

          (xiii)  Buyer  shall  have  received  from the  Seller  payment of the applicable Usage Fee as set forth in the Side Letter.

10.  RELEASE OF PURCHASED ASSETS

     Upon  timely  payment  in  full  of the  Repurchase  Price  and  all  other
Obligations  owing with respect to a Purchased  Asset, if no Default or Event of
Default has occurred and is continuing, Buyer shall release such Purchased Asset unless such release would give rise to or perpetuate a Margin Deficit. Except as set forth in  Sections  6(a) and 16,  the Seller  shall give at least  three (3)
Business Days' prior written notice to Buyer if such  repurchase  shall occur on other than a Repurchase Date.

     If such a Margin  Deficit is  applicable,  Buyer shall notify the Seller of the amount  thereof and the Seller may thereupon  satisfy the Margin Call in the manner specified in Section 6.

11.  RELIANCE

     With respect to any  Transaction,  Buyer may  conclusively  rely upon,  and shall incur no  liability to the Seller or the  Guarantor  in acting  upon,  any request or other communication that Buyer

                                       22

reasonably  believes to have been given or made by a person  authorized to enter into a Transaction on the Seller's or the Guarantor's behalf.

12.  REPRESENTATIONS AND WARRANTIES

     Seller and each Guarantor hereby represents and warrants,  and shall on and as of the  Purchase  Date  for  any  Transaction  and on  and  as of  each  date thereafter  through  and  including  the  related  Repurchase  Date be deemed to represent and warrant, that:

          a. Due  Organization  and  Qualification. Seller and each Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction under whose laws it is organized. Seller and each Guarantor is duly  qualified  to do business,  is in good  standing and has obtained all
     necessary  licenses,   permits,   charters,   registrations  and  approvals
     necessary  for the conduct of its business as currently  conducted  and the performance of its obligations under the Program  Documents,  except to the extent any  failure to be so  qualified  and in good  standing or to obtain such a license, permit, charter,  registration or approval will not cause a
     Material  Adverse  Effect or impair  the  enforceability  of any  Purchased
     Asset.

          b. Power and  Authority.  Seller and each  Guarantor has all necessary power and  authority  to conduct its business as  currently  conducted,  to execute,  deliver and perform its obligations  under the Program  Documents and to consummate the Transactions.

          c. Due Authorization.  The execution,  delivery and performance of the
     Program Documents by Seller and each Guarantor have been duly authorized by all  necessary  action  and do not  require  any  additional  approvals  or consents  or other  action by or any  notice to or filing  with any  Person other than any that have heretofore been obtained, given or made.

          d. Noncontravention. None of the execution and delivery of the Program
     Documents by the Seller or the related Guarantor or the consummation of the
     Transactions and transactions thereunder:

               i) conflicts with, breaches or violates any provision of Seller's
          charter  documents,   bylaws,   operating  agreement  or  any  similar
          agreement,  any material  agreement of Seller or the  Guarantor or any law, rule,  regulation,  order, writ,  judgment,  injunction,  decree, determination or award currently in effect having applicability to the
          Seller or the related Guarantor or its properties, except as would not have a Material Adverse Effect;

               ii)  constitutes a default by the Seller or the  Guarantor  under any  loan  or  repurchase  agreement,  mortgage,  indenture  or  other material  agreement or  instrument  to which the Seller or the related
          Guarantor is a party or by which it or any of its properties is or may be bound or affected; or

               iii)  results in or requires  the creation of any lien upon or in respect of any of the assets of the  Seller or the  related  Guarantor except the Lien relating to the Program Documents.

                                       23

          e.  Legal  Proceeding.  Except as  disclosed  on  Schedule  3 attached hereto,  there is no action,  proceeding or  investigation by or before any court, governmental or administrative agency or arbitrator affecting any of the Purchased  Assets,  Seller,  any Guarantor or any of their  Affiliates,
     pending  or  threatened,   which  is  reasonably  likely  to  be  adversely
     determined and which, if decided  adversely,  would have a Material Adverse
     Effect.

          f. Valid and Binding  Obligations.  Each of the Program  Documents  to
     which Seller or any  Guarantor is a party,  when  executed and delivered by
     Seller or such Guarantor,  as applicable,  will constitute the legal, valid and binding  obligations  of the Seller or such  Guarantor,  as applicable, enforceable  against  the  Seller  or such  Guarantor,  as  applicable,  in accordance with their respective terms,  except as such  enforceability may be limited by bankruptcy, insolvency,  reorganization,  moratorium or other similar laws affecting  creditors'  rights generally and general  equitable principles.

          g.  Financial  Statements.  The  financial  statements  and pro  forma balance sheet of Seller,  copies of which have been furnished to Buyer, (i)
     are, as of the dates and for the periods referred to therein,  complete and correct  in all  material  respects,  (ii)  present  fairly  the  financial condition  and  results  of  operations  of NFI as of the dates and for the periods  indicated  and (iii) have been  prepared in  accordance  with GAAP consistently  applied,  except  as noted  therein  (subject  as to  interim statements  to  normal  year-end  adjustments).  Since the date of the most recent financial statements, there has been no Material Adverse Change with respect to NFI, except as disclosed on Schedule 2 attached  hereto.  Except as disclosed in such financial  statements,  no Guarantor is subject to any
     contingent  liabilities  or  commitments  that,   individually  or  in  the
     aggregate, have a material possibility of causing a Material Adverse Change with respect to such  Guarantor.  Buyer hereby  acknowledges  that only the annual and quarterly  financial  statements are prepared in accordance with
     GAAP.

          h.  Accuracy of  Information.  None of the  documents  or  information prepared by or on behalf of Seller or any  Guarantor and provided by Seller or any Guarantor to Buyer relating to Seller's or the Guarantor's financial condition  contain any  statement of a material fact with respect to Seller or any Guarantor or the  Transactions  that was untrue or misleading in any material  respect  when  made.  Since the most  recent  furnishing  of such documents or information,  there has been no change, nor any development or event involving a prospective change known to Seller or any Guarantor, that would render any of such documents or  information  untrue or misleading in any material respect.

          i. No Consents.  No consent, license,  approval or authorization from,
     or  registration,   filing  or  declaration   with,  any  regulatory  body,
     administrative  agency,  or other  governmental,  instrumentality,  nor any consent,  approval, waiver or notification of any creditor, lessor or other non-governmental  person,  is required in  connection  with the  execution, delivery and  performance  by Seller or any Guarantor of this  Agreement or the consummation by Seller or any Guarantor of any other Program  Document, other than any that have heretofore been obtained, given or made.

          j. Compliance With Law. Etc. No practice, procedure or policy employed or proposed to be employed by Seller or any Guarantor in the conduct of its businesses  violates

                                       24

     any law, regulation,  judgment, agreement, order or decree applicable to it which, if enforced,  would result in either a Material  Adverse Change with respect to Seller or any Guarantor or a Material Adverse Effect.

          k.  Solvency:  Fraudulent  Conveyance.  Seller and each  Guarantor  is solvent and will not be rendered  insolvent by the  Transaction  and, after giving effect to such Transaction, neither Seller nor any Guarantor will be left with an  unreasonably  small amount of capital with which to engage in its  business.  Neither  Seller nor any  Guarantor  intends  to incur,  nor believes that it has  incurred,  debts beyond its ability to pay such debts as they  mature.  Neither  Seller nor any  Guarantor is  contemplating  the
     commencement  of  insolvency,   bankruptcy,  liquidation  or  consolidation
     proceedings  or the  appointment  of a receiver,  liquidator,  conservator, trustee or similar official in respect of Seller or any Guarantor or any of their assets. The amount of consideration being received by Seller upon the sale of the Purchased  Assets to Buyer  constitutes  reasonably  equivalent value and fair  consideration  for such  Purchased  Assets.  Seller are not transferring  any  Purchased  Assets  with any intent to  hinder,  delay or defraud any of its creditors.

          l.  Investment  Company Act  Compliance.  Seller is not required to be registered  as an  "investment  company"  as defined  under the  Investment
     Company Act nor as an entity under the control of an  "investment  company"
     as defined under the Investment Company Act.

          m. Taxes.  Seller and each  Guarantor  has filed all federal and state tax returns  which are  required to be filed and paid all taxes,  including any  assessments  received by it, to the extent that such taxes have become due  (other  than for taxes that are being  contested  in good faith or for which it has  established  adequate  reserves).  Any taxes,  fees and other governmental  charges  payable by the Seller or any Guarantor in connection with a Transaction and the execution and delivery of the Program  Documents have been paid.

          n. Additional  Representation.  With respect to each Purchased  Asset,
     the  Seller  hereby  makes  all  of  the  applicable   representations  and
     warranties set forth in each  Confirmation to which such Purchased Asset is or has been subject,  in each case as of the related Purchase Date, and the
     Seller  understands  that if the  substance of any such  representation  or warranty ceases to be true because of events occurring after such date, the
     Market Value could be adversely affected.

          o. No  Broker.  Neither  Seller nor any  Guarantor  has dealt with any broker,  investment banker,  agent, or other person,  except for Buyer, who may be entitled to any commission or  compensation  in connection  with the sale of Purchased  Assets  pursuant to this  Agreement;  provided,  that if
     Seller or any  Guarantor  has dealt  with any  broker,  investment  banker, agent,  or other  person,  except for  Buyer,  who may be  entitled  to any commission or compensation in connection with the sale of Purchased  Assets pursuant to this Agreement, such commission or compensation shall have been paid in full by the Seller or such Guarantor, as applicable.

          p.  Adequate  Capital.  The  capital of Seller and each  Guarantor  is adequate for the respective  business and  undertakings  of Seller and each
     Guarantor.

                                       25

          q. [reserved].

          r. Servicing Agreements. Each Servicing Agreement is in full force and effect and has not been modified,  amended or  supplemented  except for any modifications, amendments and supplements approved by Buyer.

          s. [reserved].

          t. ERISA. Each Plan to which Seller or any of their  Subsidiaries make direct contributions,  and, to the knowledge of the Seller, each other Plan is in compliance in all material  respects with, and has been  administered in all material  respects in compliance with, the applicable  provisions of
     ERISA,  the Code and any other  applicable  Federal or State law. As of the date  hereof and on any date prior to the  Termination  Date,  no Plan is a
     "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) or a "defined benefit plan" (within the meaning of Section 3(35) of ERISA).

          u. Compliance with Anti-Money Laundering Laws. Within thirty (30) days following  the issuance of  regulations  pursuant to the USA Patriot Act of
     2001, or any similar federal, state or local anti-money laundering laws and regulations (collectively,  the "Anti-Money Laundering Laws"), Seller shall have implemented and shall thereafter  maintain a compliance program to the extent  required by law,  that meets the  requirements  of such  Anti-Money
     Laundering Laws.

     The representations  and warranties set forth in this Agreement  (including but not  limited  to those  representations  and  warranties  set  forth in this
Section 12 and in Exhibit C  attached  hereto)  shall  survive  transfer  of the
Purchased Assets to Buyer and shall continue for so long as the Purchased Assets are subject to this Agreement.

13.  COVENANTS OF SELLER AND GUARANTOR

     Seller and each Guarantor,  as applicable,  hereby  covenants with Buyer as follows:

          a.  Defense of Title.  Seller  and each  Guarantor  warrants  and will defend  the right,  title and  interest  of Buyer in and to all  Collateral against all adverse claims and demands.

          b. No Amendment or Compromise.  Without Buyer's prior written consent, neither  Seller,  any  Guarantor  nor  those  acting  on  Seller's  or  any
     Guarantor's  behalf  shall amend or modify,  or waive any term or condition of, or settle  or  compromise  any  claim in  respect  of,  any item of the
     Purchased Assets, any related rights or any of the Program Documents.

          c. No Assignment.  Except as permitted herein,  neither Seller nor any
     Guarantor shall sell,  assign,  transfer or otherwise  dispose of, or grant any option  with  respect  to, or pledge,  hypothecate  or grant a security interest  in or lien  on or  otherwise  encumber  (except  pursuant  to the
     Program  Documents),  any of the Purchased Assets or any interest  therein,

                                       26

     provided  that this  Section  shall not prevent any  transfer of  Purchased
     Assets in accordance with the Program Documents.

          d. Servicing of Serviced Loans.

          (i)  Seller  covenants  to  maintain  or cause  the  servicing  of the
     Serviced  Loans  related  to  the  Purchased  Assets  to be  maintained  in conformity  with  the  standards  set  forth  in the  applicable  Servicing
     Agreements;

          (ii) In  accordance  with  Section  19,  Seller  agrees  that upon the occurrence  of an Event of  Default,  Buyer  may  terminate  Seller  in its capacity as Servicer under any or all Servicing Agreements and sell, assign and/or  transfer  the related  Servicing  Rights to a  Qualified  Successor
     Servicer, at no cost or expense to Buyer. Seller agrees to cooperate in all respects with Buyer in  connection  with any such sale,  assignment  and/or transfer of any such Servicing Rights;

          (iii)  Seller shall  permit  Buyer to inspect  upon  reasonable  prior written notice Seller's or its  Affiliate's  servicing  facilities,  as the case may be,  for the  purpose  of  satisfying  Buyer  that  Seller  or its
     Affiliate,  as the case may be, has the  ability to  service  the  Serviced
     Loans  related to Purchased  Assets in  accordance  with the  standards set forth in the applicable Servicing Agreements; and

          (iv) Seller  shall not permit any Person  other than Seller to service the related  Serviced  Loans  without the prior  written  consent of Buyer, which consent shall not be unreasonably withheld.

          e.  Preservation  of  Collateral:  Collateral  Value.  Seller and each
     Guarantor shall do all things  necessary to preserve the Collateral so that it  remains  subject  to  a  first  priority  perfected  security  interest hereunder.  Without limiting the foregoing,  Seller and each Guarantor will comply  with all  rules,  regulations  and other  laws of any  Governmental
     Authority  necessary to preserve the Collateral so that it remains  subject to a first priority perfected security interest  hereunder.  Neither Seller nor any Guarantor  will allow any default for which Seller or any Guarantor is responsible  to occur under any Collateral or any Program  Documents and
     Seller and each Guarantor shall fully perform or cause to be performed when due all of its obligations under any Collateral or the Program Documents.

          f. Maintenance of Papers, Records and Files. Seller and each Guarantor shall  acquire,  and Seller  shall  create,  maintain (or cause the related subservicer to maintain) and have available,  a complete file in accordance with industry custom and practice for the Purchased Assets. Seller and each
     Guarantor will maintain (or cause the related  subservicer to maintain) all such  Servicing  Rights Files in good and complete  condition in accordance with industry  practices  and preserve  them against loss.  Seller and each
     Guarantor  will not cause or authorize  any such  papers,  records or files that  are an  original  or an only  copy  to  leave  its or in the  related subservicer's  possession.  For so long as Buyer has an interest in or lien on any Purchased  Assets,  Seller will hold or cause to be held the related
     Servicing Rights Files in trust for Buyer.  Seller and each Guarantor shall notify,  or  cause to be  notified,  every  other  party  holding  any such
     Servicing Rights Files (including the related

                                       27

     subservicer)  of the interests and liens granted  hereby.  Upon  reasonable advance notice from Buyer, Seller shall (x) make any and all such Servicing
     Rights Files available to Buyer to examine any records held therein, either by its own officers or employees, or by agents or contractors, or both, and make  copies  of  all or any  portion  thereof,  (y)  permit  Buyer  or its authorized  agents to discuss the affairs,  finances and accounts of Seller with its respective chief operating officer and chief financial officer and
     to  discuss  the  affairs,   finances  and  accounts  of  Seller  with  its
     independent certified public accountants.

          g. Financial  Statements:  Accountants'  Reports:  Other  Information.
     Seller  and each  Guarantor  shall  keep or cause to be kept in  reasonable detail  books and records of account of its assets and  business  and shall clearly reflect therein the transfer of Purchased  Assets to Buyer.  Seller and NFI shall furnish or cause to be furnished to Buyer the following:

               i)  Financial  Statements.  (w) As soon as  available  and in any event  within  90  days  after  the  end  of  each  fiscal  year,  the consolidated  and  consolidating,  audited balance sheets of NFI as of the  end of  each  fiscal  year of  NFI,  and  the  audited  financial statements  of income and  changes in equity of NFI,  and the  audited statement of cash flows of NFI,  for such fiscal year,  (x) as soon as available  and in any  event  within  45  days  after  the end of each quarter, the consolidated and consolidating,  unaudited balance sheets of NFI as of the end of each  quarter,  and  the  unaudited  financial statements  of income and  changes in equity of NFI and the  unaudited statement of cash flows of NFI for the portion of the fiscal year then ended,  (y)  within  30 days  after  the end of  each  month,  monthly consolidated and  consolidating  and unaudited  statements  (excluding cash flow  statements)  and balance  sheets as provided in clause (x), and (z) within 10 days after the end of each month, NFI's monthly cash activity report, the items in clauses (w) and (x) having been prepared in accordance with GAAP (subject,  in the case of interim  statements, to normal year-end adjustments) and certified by NFI's treasurer.

               ii) Monthly  Certification.  Seller  shall  execute and deliver a monthly  certification  substantially  in  the  form  of  Exhibit  A-1
          attached   hereto  and  NFI  shall   execute  and  deliver  a  monthly
          certification substantially in the form of Exhibit A-2 attached hereto within thirty (30) days following the end of each month.

               iii)  Additional   Data.   Monthly  reports  in  form  and  scope
          satisfactory  to Buyer  (such  report may be provided in the form of a data tape),  setting  forth data on (1) the  Purchased  Assets for the
          immediately  preceding  month,  including,   without  limitation,  all
          collections and recoveries  related to the Purchased  Assets,  (2) any other information  regarding the Purchased Assets reasonably requested by Buyer, (3) the performance of the related Serviced Loans, including with respect to Serviced  Loans (i) in default for thirty (30) days or more and categorized by age of delinquency for thirty (30), sixty (60)
          and  ninety  (90) or more  days,  (ii) in  foreclosure,  or  (iii)  in bankruptcy,  and (4) any other financial  information regarding Seller reasonably requested by Buyer.

                                       28

          h. Notice of Material Events. Seller and each Guarantor shall promptly inform Buyer in writing of any of the following:

               i) any  Default,  Event of Default or default or breach by Seller or any Guarantor of any other  material  obligation  under any Program
          Document,  or the occurrence or existence of any event or circumstance that Seller or such Guarantor reasonably expects will with the passage of time become a Default, Event of Default or such a default or breach by Seller or any Guarantor;

               ii) any material  change in the  insurance  coverage  required of
          Seller or any  Guarantor or any other  Person  pursuant to any Program
          Document, with copy of evidence of same attached;

               iii) any material dispute, litigation, investigation,  proceeding or suspension  between Seller or any  Guarantor,  on the one hand, and any Governmental Authority or any other Person;

               iv) any  material  change in  accounting  policies  or  financial reporting practices of Seller or any Guarantor;

               v)  the  occurrence  of any  material  employment  dispute  and a description of the strategy for resolving it; and

               vi) any event,  circumstance  or condition that has resulted,  or has a  reasonable  possibility  of  resulting,  in  either a  Material
          Adverse  Change with respect to Seller or any  Guarantor or a Material
          Adverse Effect.

          i. Maintenance of Licenses.  Except as would not be reasonably  likely to have a Material  Adverse  Effect,  (i) Seller and each  Guarantor  shall maintain,  all material licenses,  permits or other approvals necessary for
     Seller  and each  Guarantor  to conduct  its  business  and to perform  its obligations under the Program Documents, and (ii) Seller and each Guarantor shall conduct its business in accordance with applicable law.

          j. No Withholdings for Taxes. Any payments made by the Seller to Buyer shall be free and clear of, and without  deduction or withholding  for, any taxes;  provided,  however,  that if the Seller shall be required by law to deduct or  withhold  any taxes  from any sums  payable  to Buyer,  then the
     Seller shall (A) make such deductions or withholdings  and pay such amounts to the relevant  authority in accordance  with  applicable  law, (B) pay to
     Buyer  the  sum  that  would  have  been  payable  had  such  deduction  or withholding  not been made, and (C) at the time the Price  Differential  is paid, pay to Buyer all additional amounts as specified by Buyer to preserve the  after-tax  yield  Buyer  would have  received if such tax had not been imposed.  This provision does not apply to income taxes payable by Buyer on its taxable income.

                                       29

          k.  Change in Nature of  Business.  Neither  Seller nor any  Guarantor
     shall enter into any new material lines of business  except those currently engaged in as of the date hereof.

          l.  Limitation on  Distributions.  If an Event of Default has occurred and is occurring,  neither Seller nor any Guarantor shall pay any dividends or  distributions  with  respect  to any  Capital  Stock  or  other  equity interests in Seller or any Guarantor (except any dividends or distributions required  by law in order for such party to  maintain  its status as a real estate investment trust), whether now or hereafter outstanding, or make any other  distribution  in respect  thereof,  either  directly or  indirectly, whether in cash or property or in  obligations  of Seller or any Guarantor, except with respect to transfers in the form of inter-company loans made in the  ordinary  course of business,  as permitted by Section  5.01(o) of the
     Guaranty and Pledge Agreement.

          m. Merger of Guarantor.  No Guarantor  shall at any time,  directly or indirectly, without Buyer's prior consent (i) liquidate or dissolve or (ii)
     form or enter  into any  partnership,  joint  venture,  syndicate  or other combination which would have a Material Adverse Effect.

          n.  Insurance.   Seller  will  obtain  and  maintain   insurance  with
     responsible  companies  in such  amounts  and  against  such  risks  as are customarily  carried by  business  entities  engaged in similar  businesses similarly  situated,  and will furnish Buyer on request full information as to all such  insurance,  and provide within (15) days after receipt of such request the certificates or other documents evidencing renewal of each such policy.

          o.  Affiliate  Transactions.  Neither Seller nor any Guarantor will at any time,  directly or indirectly,  sell,  lease or otherwise  transfer any material  property or assets to, or otherwise acquire any material property or assets from, or otherwise engage in any material  transactions with, any of  their  Non-Seller  Affiliates  unless  the  terms  thereof  are no less favorable to the Seller or such Guarantor,  as applicable,  than those that could be  obtained  at the  time of such  transaction  in an  arm's  length transaction with a Person who is not an Affiliate.

          p. Change of Fiscal Year. Neither Seller nor any Guarantor will at any time,  directly or indirectly,  except upon thirty (30) days' prior written notice to Buyer,  change the date on which the Seller's or such Guarantor's fiscal year begins from the  Seller's or such  Guarantor's  current  fiscal year beginning date.

          q. Exercising Call Rights.
               (i)  Prior to the occurrence of an Event of Default, Seller shall exercise  any Call  Rights it may have  under the  Servicing
                    Agreements  in the  month in which  such Call  Rights  first
                    become   exercisable  by  Seller  pursuant  to  the  related
                    Servicing  Agreement;  provided that,  Seller shall, at such time,  have the ability to finance the exercise of such Call
                    Rights and provided  further that,  Seller shall not have to exercise  such Call  Rights if Buyer  consents in writing to such  non-exercise  of such Call  Rights.  In the event that
                    Buyer  consents to

                                       30

                    allow Seller to elect not to exercise any Call Rights in any month in which such Call  Rights are  exercisable  by Seller
                    (each an "Exercisable Month"), such consent shall only apply to the related  Exercisable  Month and Seller shall exercise such Call Rights in the next succeeding month following such
                    Exercisable  Month  unless  otherwise  directed  by Buyer in writing.

               (ii) Following the occurrence of an Event of Default Seller shall exercise  any Call  Rights it may have  under the  Servicing
                    Agreements  in the month in which  such Call  Rights  become exercisable  by Seller  pursuant  to the  related  Servicing
                    Agreement,  provided that,  that Seller shall, at such time, have the ability to finance the exercise of such Call Rights and provided  further  that,  Buyer has not directed  Seller otherwise in writing. In the event that Buyer directs Seller
                    not  to  exercise   any   applicable   Call  Rights  in  any
                    Exercisable Month, Seller shall exercise such Call Rights in the next succeeding month following such  Exercisable  Month unless otherwise directed by Buyer in writing.

               r. Excluded Subsidiaries. No material change in the nature of the business  including  without  limitation,  capitalization or change in significant  investors  shall  occur  for any  Subsidiaries  listed on
          Exhibit D, without thirty (30) days prior written notice to the Buyer.

               s.  Maintenance  of Liquidity.  At all times NFI shall have, on a consolidated  basis,  cash,  Cash  Equivalents  and  unused  borrowing
          capacity   under   committed   warehouse  or   repurchase   facilities
          ("Liquidity")  that  could  be  drawn  against  (taking  into  account required  haircuts) in an amount of not less than $30,000,000.  In the event that NFI's  Liquidity  falls  below  $40,000,000  at any time or
          NFI's  management  believes  such event is reasonably  likely,  Seller shall  provide  notice  of such  event or  likelihood  of event to the
          Agent.

               t.  Maintenance  of Adjusted  Tangible  Net Worth.  The  Adjusted
          Tangible  Net  Worth  of  NFI  at  any  time  shall  be  greater  than
          $400,000,000,  provided  however  that such amount shall be reduced by the amount of the 2006 Dividend.

               u. Payment of Dividends.  No  Guarantor,  Seller or Subsidiary of
          any of the foregoing shall pay dividends (other than dividends paid in stock) without the prior consent of Buyer,  exclusive of (i) dividends paid,  directly or indirectly through one or more other  Subsidiaries, to a  Seller  or to a  Guarantor  and  (ii)  subject  to  the  further
          provisions   of  this   clause  (t),   NFI's  2006   Dividend  to  its
          shareholders.  No dividend other than the 2006 Dividend, to the extent permitted by this clause (t),  shall be paid in cash without the prior consent of Buyer.

               As of the date hereof,  NFI's best estimate of the maximum amount of the 2006 Dividend is $175,000,000.

                                       31

               Buyer  acknowledges  that the 2006 Dividend must be paid in order for NFI to continue to  maintain  its status as a REIT,  and that such dividend  may be paid in cash or Dividend  Securities.  Buyer  further acknowledges  that U.S.  income  tax laws  require  that any  Dividend
          Securities  be  valued  at  their  fair  market  value  at the time of issuance (which, in the case of debt-like securities, may be less than the face amount  thereof) for purposes of determining  compliance with the REIT distribution test.

               Unless Buyer otherwise consents,  the 2006 Dividend shall be paid in the form of  Dividend  Securities,  provided  that if, in the joint determination of NFI and Buyer,  either excess cash is available or it is financially  impractical  for NFI to satisfy the requirement to pay the 2006 Dividend entirely by means of Dividend Securites, then all or a portion of the 2006 Dividend may be paid in cash,  provided  further that (i) Buyer will permit all or a portion of the 2006 Dividend to be paid in cash if,  following  payment  in cash of such  2006  Dividend,
          NFI's Liquidity shall be greater than  $125,000,000  and (ii) NFI will neither pay nor declare the 2006  Dividend  earlier  than fifteen (15)
          days before  payment or  declaration  of such  dividend is required by applicable law.

               Buyer hereby waives,  and will cause its  Affiliates  likewise to waive, any covenant herein, in the Master  Repurchase  Agreement (2007
          Servicing Rights),  in the Existing  Agreements and in any replacement facility  which covenant would prevent or restrict the issuance of any
          Dividend  Securities,  or which would result in the  occurrence  of an
          Event of Default  hereunder or  thereunder as a result of the issuance of such Dividend Securities.

               v. Backup  Servicing.  If the Agent  reasonably  believes that an event may occur which would cause a trustee to be permitted to require a backup servicer under a Servicing  Agreement,  the Agent may request that the Seller enter into backup  servicing  arrangements  reasonably acceptable  to the Agent within  thirty (30) days.  If an event occurs that would  permit the trustee to require the servicer to be replaced, the Agent may  request  that the Seller  replace the  servicer  with a servicer acceptable to the Agent, subject to the requirements, if any, of the Servicing Agreements.

               w. Margin  Calls.  If at any time after the date hereof Seller or any of their  Affiliates  receive margin calls under any repurchase or financing facilities in excess of $5,000,000 in the aggregate,  Seller shall  provide  notice to Buyer and Buyer  shall  cause the  Seller to repurchase  the assets  subject to such margin  calls and include such assets under the Existing  Agreements  (provided  there is  additional capacity) on mutually acceptable terms to Buyer and Seller.

               x. [reserved].

               y.  Maintenance  of  Property;  Insurance.  Seller shall keep all property  useful and  necessary in its business in good working  order and  condition.  Seller  and  Guarantor  shall  and  shall  cause  all
          Servicers to maintain errors and omissions  insurance  and/or mortgage impairment  insurance and blanket bond coverage in such amounts as are in effect on the Effective Date (as disclosed to Buyer in writing) and shall not reduce such coverage  without the written  consent of Buyer, and shall also maintain such other  insurance with  financially  sound and reputable  insurance  companies,  and with respect to property and risks of a

                                       32

          character  usually  maintained  by  entities  engaged  in the  same or
          similar  business  similarly   situated,   against  loss,  damage  and
          liability of the kinds and in the amounts  customarily  maintained  by such entities.

               z.  Appointment  of  Sub-Servicer.  Seller  shall  agree  to  the appointment of any  subservicer  under a related  Servicing  Agreement upon written direction from Buyer, on commercially reasonable terms.

               aa. [reserved].

               bb. Servicing Agreements.  The Seller will not (a) enter into any
          Servicing  Agreement  for the  servicing of any  Serviced  Loans as to which  the  Servicing  Rights  are  sold  hereunder  that has not been reviewed  and  approved  in writing by the  Buyer,  or (b)  approve or acquiesce to the sale or transfer of  servicing  of any such  Serviced
          Loans to another servicer, or pursuant to a Servicing Agreement,  that has not been approved by the Buyer. Promptly upon the applicability of a new  Servicing  Agreement  to any  Purchased  Assets,  Seller  shall provide  Buyer  with  certified,  true  copies  of all such  Servicing
          Agreements.

14.  REPURCHASE DATE PAYMENTS/COLLECTIONS/HEDGING

     (a) On each  Repurchase  Date,  the Seller shall remit or shall cause to be remitted to Buyer the Repurchase Price.

     (b) Seller shall have the right to enter into one or more Hedge Instruments to hedge any or all interest rate risk with respect to Servicing  Rights subject to this Transactions  hereunder;  provided that each such Hedge Instrument shall meet the  following  criteria:  (i) to the extent it  provides  for any  payment obligation on the part of Seller,  it shall be without recourse to the Purchased
Assets  (except to the extent of  general  unsecured  claims in the event of the bankruptcy of Seller and except as permitted in the Netting Agreement), and (ii)
it shall not impose any obligations on Buyer (except if the Hedge  Instrument is entered  into with  Buyer).  Further,  Seller  shall use  reasonable  efforts to require that each such Hedge Instrument  prohibits the counterparty from setting off or  netting  other  obligations  of Seller or its  Affiliates  against  such counterparty's  payment  obligations  thereunder.  Each Hedge Instrument entered into by Seller pursuant to this Section 14 shall be assigned to Buyer;  provided that only the rights and none of the obligations  under such Hedged  Instruments shall be assigned to Buyer.  Upon Buyer's  request,  the Seller shall deliver to the  Buyer  any  and  all  information  relating  to any  and  all  third  party confirmations relating to all such Hedge Instruments.

15.  REPURCHASE OF PURCHASED ASSETS PURSUANT TO BREACH/CHANGE OF LAW

     a. Upon  discovery  by  Seller  of a breach of any of the  representations, warranties  or  covenants  set forth on Exhibit C hereto or in the Pricing  Side
Letter,  Seller shall give prompt written notice thereof to Buyer. Upon any such discovery by Buyer,  Buyer will notify Seller.  It is understood and agreed that the representations,  warranties and covenants set forth on Exhibit C hereto and in the Pricing Side Letter with respect to the  Purchased  Assets shall  survive delivery  of the  Purchased  Assets to Buyer and shall  inure to the  benefit of
Buyer. The fact that Buyer has

                                       33

conducted  or has  failed to  conduct  any  partial or  complete  due  diligence investigation  in connection with its purchase of any Servicing Rights shall not affect  Buyer's  right to demand  repurchase as provided  under this  Agreement.
Seller shall,  within two (2) Business Days of the earlier of Seller's discovery or receipt of notice with respect to any Purchased Assets of (i) any breach of a representation,  warranty or covenant set forth on Exhibit C or contained in the
Pricing Side Letter, or (ii) any failure to deliver any of the items required to be delivered to Buyer pursuant to Section  9(b)(i) hereof within the time period required  for  delivery,  promptly  cure such breach or delivery  failure in all material respects. If within two (2) Business Days after the earlier of Seller's discovery  of such  breach or  delivery  failure or  Seller's  receipt of notice thereof  that such breach or delivery  failure has not been  remedied by Seller,
Seller  shall  promptly  upon  receipt of written  instructions  from Buyer,  at
Buyer's option,  either (i) repurchase such Purchased Assets at a purchase price equal to the  Repurchase  Price with  respect to such  Purchased  Assets by wire transfer  to the  account  designated  by  Buyer,  or (ii)  transfer  comparable
Substitute Servicing Rights to Buyer, as provided in Section 16 hereof.

     b. If Buyer  determines  that the  introduction  of,  any change in, or the interpretation  or administration of any requirement of law has made it unlawful or commercially  impracticable to engage in any Transactions with a Pricing Rate based on LIBOR,  then the Seller (i) shall,  upon its  receipt of notice of such fact and demand from  Buyer,  repurchase  the  Purchased  Assets  subject to the
Transaction on the next succeeding  Business Day and, at the Seller's  election, concurrently  enter into a new Transaction  with Buyer with a Pricing Rate based on the Prime Rate plus the  margin  set forth in the Side  Letter as part of the
Pricing  Rate and (ii) may  elect,  by  giving  notice  to  Buyer,  that all new
Transactions shall have Pricing Rates based on the Prime Rate plus such margin.

     c. If Buyer  determines  in its sole  discretion  that  any  Change  in Law regarding capital requirements has or would have the effect of reducing the rate of return on Buyer's  capital or on the capital of any  Affiliate  of Buyer as a consequence of such Change in Law on this Agreement,  then from time to time the
Seller will  compensate  Buyer or Buyer's  Affiliate,  as  applicable,  for such reduced rate of return  suffered as a consequence of such Change in Law on terms similar to those  imposed by Buyer on its other  similarly  affected  customers.
Buyer  shall  provide  the Seller  with  prompt  notice as to any Change in Law.
Notwithstanding any other provisions in this Agreement, in the event of any such
Change in Law, the Seller will have the right to terminate all Transactions then outstanding  without any prepayment penalty as of a date selected by the Seller, which date shall be prior to the then applicable  Repurchase Date and which date shall  thereafter for all purposes  hereof be deemed to be the Repurchase  Date.
Nothing in this Section 15 shall be deemed to limit Buyer's  ability to invoke a
Margin Call pursuant to Section 6.

16.  SUBSTITUTION

     a. The Seller  may,  subject to  agreement  with and  acceptance  by Buyer, substitute other assets which are substantially the same as the Purchased Assets
(the "Substitute  Assets") for any Purchased Assets.  Such substitution shall be made by transfer to Buyer of such other  Substitute  Assets and  transfer to the
Seller of such Purchased Assets. After substitution, the Substitute Assets shall be deemed to be Purchased Assets.

     b. In the case of any  Transaction  for which the Repurchase  Date is other than the Business Day  immediately  following the Purchase Date and with respect to which the Seller does

                                       34

not have any existing right to Substitute Assets for the Purchased  Assets,  the
Seller  shall have the  right,  subject to the  proviso to this  sentence,  upon notice to Buyer,  which notice  shall be given at or prior to 10 a.m.  (New York
City time) on the second  preceding  Business Day, to Substitute  Assets for any
Purchased  Assets;  provided,  however,  that Buyer may  elect,  by the close of business on the Business Day following which such notice is received,  or by the close of the next  Business Day if notice is given after 10 a.m.  (New York City time)  on  such  day,  not  to  accept  such  substitution.  In the  event  such substitution  is  accepted  by  Buyer,  such  substitution  shall be made by the
Seller's transfer to Buyer of such Substitute Assets and Buyer's transfer to the
Seller of such Purchased  Assets,  and after such  substitution,  the Substitute
Assets shall be deemed to be Purchased  Assets. In the event Buyer elects not to accept such  substitution,  Buyer shall offer the Seller the right to  terminate the Transaction.

     c. In the event the Seller  exercises  its right to substitute or terminate under  subsection  (b), the Seller  shall be  obligated to pay to Buyer,  by the close of the  Business Day of such  substitution,  as the case may be, an amount equal  to (A)  Buyer's  actual  cost  in  bona  fide  third  party  transactions
(including all fees,  expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii)
terminating  transactions or substituting  securities in like  transactions with third  parties  in  connection  with  or as a  result  of such  substitution  or termination,  and  (B)  to  the  extent  Buyer  determines  not  to  enter  into replacement transactions,  the Breakage Costs incurred by Buyer directly arising or resulting from such  substitution or termination.  Nothing in this Section 16 shall be deemed to limit  Buyer's  ability to invoke a Margin  Call  pursuant to
Section 6.

17.  REPURCHASE TRANSACTIONS

     Buyer may, in its sole election, engage in repurchase transactions with the
Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Buyer's choice,  in all cases subject  to  Buyer's  obligation  to  reconvey  the  Purchased  Assets  (and not substitutes  therefor) on the  Repurchase  Date. In the event Buyer engages in a repurchase  transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased  Assets,  Buyer shall have the right to assign to Buyer's counterparty any of the applicable representations or warranties with respect to the Purchased  Assets  hereunder and the remedies for breach thereof, as they  relate to the  Purchased  Assets  that are  subject to such  repurchase transaction.

18.  EVENTS OF DEFAULT

     With respect to any  Transactions  covered by or related to this Agreement, the  occurrence  of any of the  following  events shall  constitute an "Event of
Default":

     a. Seller fails to transfer the Purchased Assets to Buyer on the applicable
Purchase Date (provided Buyer has tendered the related Purchase Price);

     b. Seller either fails to repurchase the Purchased Assets on the applicable
Repurchase Date or fails to perform its obligations under Section 6;

                                       35

     c. either  Seller or a Guarantor  shall fail to perform,  observe or comply with any other  material  term,  covenant or agreement  contained in the Program
Documents  and such  failure  is not  cured  within  the time  period  expressly provided or, if no such cure period is provided, within two (2) Business Days of the  earlier of (i) such  party's  receipt of written  notice from Buyer of such breach or (ii) the date on which such party  obtains  notice or knowledge of the facts giving rise to such breach;

     d. any  representation or warranty made by Seller or a Guarantor (or any of
Seller's or such Guarantor's  officers) in the Program Documents or in any other document  delivered in connection  therewith shall have been incorrect or untrue in any  material  respect when made or repeated or to have been made or repeated if such inaccuracy would constitute  Material Adverse Change with respect to any
Seller or Guarantor,  except for the representations and warranties set forth in
Section 12(n) and Exhibit C hereof with respect to the Purchased  Assets,  which shall be  considered  solely for  determining  whether  such  assets  constitute
Eligible Assets and the Market Value thereof;

     e.  any  Seller,  any  Guarantor,  or any of  Seller's  or any  Guarantor's
Subsidiaries shall fail to pay any of Seller's,  such Guarantor's or Seller's or such Guarantor's Subsidiaries' Indebtedness,  or any interest or premium thereon when due (whether by scheduled maturity,  requirement prepayment,  acceleration, demand or otherwise), or shall fail to make any payment when due under Seller's, such  Guarantor's  or Seller's or such  Guarantor's  Subsidiaries'  Guarantee of another person's Indebtedness for borrowed money, and such failure shall entitle any related counterparty to declare any such Indebtedness or Guarantee to be due and  payable,  or  required to be prepaid  (other than by a regularly  scheduled required  prepayment),  prior to the stated maturity  thereof provided that such
Indebtedness  is in excess of (i)  $5,000,000  with respect to the Guarantor and
(ii) $1,000,000 with respect to all other parties  referenced in this subsection
(e) and such failure is not cured within two (2) Business Days;

     f. a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar  official for Seller,  a Guarantor  or any of Seller's or a  Guarantor's
Subsidiaries,  or of any of Seller's, a Guarantor's or their respective Property
(as a debtor or creditor protection procedure), is appointed or takes possession of such  property;  or Seller,  a Guarantor or any of Seller's or a  Guarantor's
Subsidiaries  generally fails to pay Seller's,  such  Guarantor's or Seller's or such Guarantor's  Subsidiaries' debts as they become due; or Seller, a Guarantor or any of Seller's or a  Guarantor's  Subsidiaries  is  adjudicated  bankrupt or insolvent;  or an order for relief is entered under the Federal Bankruptcy Code, or any successor or similar applicable statute, or any administrative insolvency scheme,  against  Seller,  a  Guarantor  or any  of  Seller's  or a  Guarantor's
Subsidiaries;  or any of  Seller's,  Guarantor's  or Seller's  or a  Guarantor's
Subsidiaries'  Property is sequestered by court or  administrative  order;  or a petition  is  filed  against  Seller,  a  Guarantor  or  any  of  Seller's  or a
Guarantor's  Subsidiaries  under any  bankruptcy,  reorganization,  arrangement, insolvency,  readjustment  of  debt,  dissolution,  moratorium,  delinquency  or liquidation law of any jurisdiction, whether now or subsequently in effect;

     g.  Seller,  a Guarantor or any of Seller's or a  Guarantor's  Subsidiaries
files a voluntary petition in bankruptcy seeks relief under any provision of any bankruptcy,  reorganization,  moratorium, delinquency,  arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or subsequently in effect; or consents to the filing of any

                                       36

petition  against it under any such law; or consents  to the  appointment  of or taking possession by a custodian,  receiver,  conservator,  trustee, liquidator, sequestrator or similar official for Seller, any Guarantor or any of Seller's or any Guarantor's Subsidiaries, or of all or any part of Seller's, any Guarantor's or Seller's or any Guarantor's  Subsidiaries'  Property;  or makes an assignment for the  benefit  of  Seller,  any  Guarantor  or  Seller's  or any  Guarantor's
Subsidiaries' creditors;

     h. any final,  nonappealable  judgment or order for the payment of money in excess of (i) $5,000,000  with respect to the Guarantor and (ii) $1,000,000 with respect to all other parties referenced in this subsection (h), in the aggregate
(to the extent that it is, in the reasonable  determination of Buyer,  uninsured and provided that any  insurance or other credit  posted in  connection  with an appeal  shall not be deemed  insurance  for these  purposes)  shall be  rendered against Seller,  the Guarantor or any of Seller's or Guarantor's  Affiliates and
Subsidiaries  by one or more  courts,  administrative  tribunals or other bodies having  jurisdiction  over  them  and  the  same  shall  not be  discharged  (or provisions shall not be made for such  discharge),  satisfied,  or bonded,  or a stay of execution thereof shall not be procured, within sixty (60) days from the date  of  entry  thereof  and  Seller,  the  Guarantor  or  any of  Seller's  or
Guarantor's Affiliates and Subsidiaries,  as applicable,  shall not, within said period of sixty (60) days,  appeal therefrom and cause the execution  thereof to be stayed during such appeal;

     i. any  Governmental  Authority or any person,  agency or entity  acting or purporting to act under  governmental  authority  shall have taken any action to condemn,  seize or  appropriate,  or to assume custody or control of, all or any substantial part of the Property of Seller,  any Guarantor or any of Seller's or
any  Guarantor's  Subsidiaries,  or shall have taken any action to displace  the management  of Seller,  any  Guarantor  or any of  Seller's  or any  Guarantor's
Subsidiaries  or to  materially  curtail  its  authority  in the  conduct of the business of Seller,  any  Guarantor  or any of any  Seller's or any  Guarantor's
Subsidiaries,  or takes any  action in the  nature of  enforcement  to remove or materially  limit or restrict  the approval of Seller,  any  Guarantor or any of
Seller's   or  any   Guarantor's   Subsidiaries   as  an  issuer,   buyer  or  a
seller/servicer of the Purchased Assets or similar securities;

     j.  any  Seller,  any  Guarantor  or any  of  Seller's  or any  Guarantor's
Subsidiaries  shall default  under,  or fail to perform as requested  under,  or shall  otherwise  breach the  material  terms of any  instrument,  agreement  or contract  relating to  Indebtedness,  and such default,  failure or breach shall entitle any counterparty to declare an amount of such  Indebtedness in excess of
(i) $5,000,000 with respect to the Guarantor and (ii) $1,000,000 with respect to all other parties referenced in this subsection (j), to be due and payable prior to the maturity thereof;

     k. in the  reasonable  good faith  judgment of Buyer any  Material  Adverse
Change shall have occurred  with respect to the  financial  condition of NFI and its Subsidiaries taken as a whole;

     l. Seller or any  Guarantor  shall admit in writing  its  inability  to, or intention  not  to,  perform  any of  Seller's  or such  Guarantor's  respective material Obligations;

     m. Seller or any  Guarantor  dissolves  or sells,  transfers,  or otherwise disposes of a material  portion of Seller's or such  Guarantor's (as applicable)
business  or  assets  (other  than  pursuant  to  a  securitization  or  similar transaction in the ordinary  course of business)  unless Buyer's written consent is given;

                                       37

     n. this  Agreement  shall  for any  reason  cease to create a valid,  first priority security  interest or ownership  interest upon transfer in any material portion of the Purchased Assets or Collateral purported to be covered hereby;

     o. either Seller's or any Guarantor's  audited annual financial  statements or the notes thereto or other  opinions or  conclusions  stated therein shall be qualified or limited by reference to the status of Seller or such Guarantor as a
"going concern" or a reference of similar import;

     p. [reserved];

     q. the ratio of NFI's Adjusted  Tangible Net Worth to Required  Equity on a
consolidated basis at any date is less than 1:1;

     r. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to  $400,000,000  at any time,  provided that such amount shall be reduced by the amount of the 2006 Dividend;

     s. any (a)  termination  by Seller of any  Servicer or  subservicer  or the
Mortgage  Assets  without  the  prior  written  consent  of Buyer to the  extent
Seller's  consent is  required  for such  termination  or (b)  amendment  of any
Servicing  Agreement  without the prior  written  consent of Buyer to the extent
Seller's consent is required for such occurrences.

     t. [reserved].

     u. any failure of NFI, on a consolidated basis, to maintain Liquidity of at least  $30,000,000  at any time or  failure  of NFI to notify the Agent if NFI's
Liquidity falls below $45,000,000 at any time;

     v. any  failure  by Seller  or  Guarantors  to pay any Price  Differential,
Margin  Deficit or other  amount  payable  under this  Agreement or the Existing
Agreements after any applicable grace periods.

     w. any event of default under the Existing Agreements.

     x. [reserved].

     y. [reserved].

     z. any Person shall engage in any "prohibited  transaction"  (as defined in
Section  406 of ERISA or Section  4975 of the Code)  involving  any Plan,  which could reasonably be expected to have a Material Adverse Effect.

     aa. [reserved].

     bb. failure of the Seller to provide same day  notification to Buyer of any margin call under any  repurchase  or financing  facility if such margin call is made before 1:00 p.m. (NYC time);

                                       38

otherwise,  if such margin call is made after 1:00 p.m.  (NYC time),  failure to provide notification to Buyer by 1:00 pm (NYC time) the following day;

     dd.  failure to allow Buyer to exercise its options as set forth in Section
13(w) hereof with respect to any margin calls under any  repurchase or financing facility which exceeds $5,000,000 in the aggregate; or

     ee. an Event of Default  (as defined in each Hedge  Instrument)  shall have occurred  under any Hedge  Instrument,  beyond the  expiration of any applicable grace period;

     ff. [reserved];

     gg. [reserved];

     hh. Seller's rights to service Serviced Loans, in the aggregate,  under one or more Servicing  Agreements,  the value of which rights, in the aggregate,  to
Seller (as reasonably estimated by Buyer) equals or exceeds ten percent (10%) or more of the Servicer's  portfolio of Servicing  Rights,  shall be terminated for cause (i.e., on account of act(s) or omission(s) by Seller);

     ii. Servicer's current servicing rating is downgraded:  (i) with respect to
Moody's,  to or below SQ3-,  (ii) with respect to S&P to or below  "Average" and
(iii) with respect to Fitch, to or below RPS3-; or

     jj.  Seller shall  either (i) omit to take any action  required to keep all such  Servicing  Agreements  in full force and effect or (ii)  pledge or grant a security interest in or Lien on any existing or future Servicing Agreements held by the Seller and  relating to the  Purchased  Assets to a Person other than the
Buyer.

19.  REMEDIES

     Upon the  occurrence of an Event of Default,  Buyer,  at its option,  shall have any or all of the following rights and remedies,  which may be exercised by
Buyer in good faith:

     a. The  Repurchase  Date for each  Transaction  hereunder  shall be  deemed immediately to occur.

     b. The Seller's obligations hereunder to repurchase all Purchased Assets at the Repurchase Price therefor on the Repurchase Date in such Transactions  shall thereupon  become  immediately  due and  payable;  all  Income  paid  after such exercise  or deemed  exercise  shall be  retained  by Buyer and  applied  to the aggregate Repurchase Prices and any other amounts owing by the Seller hereunder;
the Seller and each Guarantor shall immediately deliver to Buyer or its designee any and all original papers,  records and files relating to the Purchased Assets subject to such  Transaction  then in Seller's  and any  Guarantor's  possession and/or  control;  and all right,  title and interest in and  entitlement to such
Purchased Assets thereon shall be deemed transferred to Buyer.

     c. Buyer may (A) sell,  on or following the Business Day following the date on which the Repurchase  Price became due and payable  pursuant to Section 19(b)
without  notice or demand of

                                       39

any kind,  at a public or private  sale and at such price or prices as Buyer may reasonably  deem  satisfactory  any or all  Purchased  Assets or (B) in its sole discretion  elect, in lieu of selling all or a portion of such Purchased Assets, to give the Seller  credit for such  Purchased  Assets in an amount equal to the
Market Value of the Purchased  Assets  against the aggregate  unpaid  Repurchase
Price and any other  amounts  owing by the Seller  hereunder.  The Seller  shall remain  liable to Buyer for any amounts that remain  owing to Buyer  following a sale or credit under the preceding sentence.  The proceeds of any disposition of
Purchased  Assets shall be applied  first to the  reasonable  costs and expenses incurred by the Buyer in connection  with or as a result of an Event of Default;
second to Breakage Costs,  costs of cover and/or related  hedging  transactions;
third to the aggregate Repurchase Prices; and fourth to all other Obligations.

     d. The  parties  recognize  that it may not be possible to purchase or sell all of the  Purchased  Assets on a particular  Business Day, or in a transaction with the same  purchaser,  or in the same  manner  because  the  market for such
Purchased  Assets  may not be  liquid.  In view of the  nature of the  Purchased
Assets,  the parties agree that  liquidation  of a Transaction or the underlying
Purchased  Assets  does not  require a public  purchase  or sale and that a good faith  private  purchase  or  sale  shall  be  deemed  to  have  been  made in a commercially  reasonable manner.  Accordingly,  the Buyer may elect the time and manner of liquidating  any Purchased  Asset and nothing  contained  herein shall obligate Buyer to liquidate any Purchased Asset on the occurrence of an Event of
Default or to liquidate all  Purchased  Assets in the same manner or on the same
Business  Day  or  constitute  a  waiver  of  any  right  or  remedy  of  Buyer.
Notwithstanding  the  foregoing,  the parties to this  Agreement  agree that the
Transactions have been entered into in consideration of and in reliance upon the
fact  that  all  Transactions   hereunder   constitute  a  single  business  and
contractual  obligation  and that  each  Transaction  has been  entered  into in consideration of the other Transactions.

     e. Buyer shall have the right to  forthwith,  with respect to the Servicing
Rights pledged  hereunder,  terminate  Seller as servicer with respect to any or all of the  related  Serviced  Loans  and  sell,  assign  and/or  transfer  such
Servicing Rights to a Qualified  Successor Servicer in accordance with the terms of the Servicing Agreements.

     f.  Buyer  shall  have  the  right to  obtain  physical  possession  of the
Servicing  Rights Files and all other files of Seller  relating to the Purchased
Assets and all documents  relating to the Purchased Assets which are then or may thereafter  come into the  possession  of Seller or any third  party  acting for
Seller  and  Seller  shall  deliver to Buyer  such  assignments  as Buyer  shall request.

     g. Buyer shall have the right to direct all Persons servicing the Purchased
Assets  to take  such  action  with  respect  to the  Purchased  Assets as Buyer determines appropriate.

     h. Buyer  shall,  without  regard to the  adequacy of the  security for the
Obligations,  be entitled to the  appointment  of a receiver by any court having jurisdiction,  without  notice,  to take  possession  of and  protect,  collect, manage,  liquidate, and sell the Purchased Assets and any other Purchased Assets or any portion  thereof,  collect the payments due with respect to the Purchased
Assets and any other Purchased  Assets or any portion  thereof,  and do anything that  Buyer is  authorized  hereunder  to do.  Seller  shall  pay all  costs and expenses  incurred by Buyer in connection with the appointment and activities of such receiver.

                                       40

     i. In  addition  to its  rights  hereunder,  Buyer  shall have the right to proceed  against any of the Seller's  assets which may be in the  possession  of
Buyer, Buyer's Affiliates or its designee, including the right to liquidate such assets and to set-off the  proceeds  against  monies owed by the Seller to Buyer pursuant  to this  Agreement.  Buyer  may  set off  cash,  the  proceeds  of the liquidation of the Purchased  Assets,  any other  Collateral or its proceeds and all other sums or obligations owed by Buyer to the Seller hereunder  against all of the Seller's  Obligations  to Buyer,  whether under this  Agreement,  under a
Transaction,  or under any  other  agreement  between  the  parties  (including, without limitation, the Existing Agreements), or otherwise,  whether or not such
Obligations  are then due,  without  prejudice  to Buyer's  right to recover any deficiency.

     j. Buyer may direct all Persons servicing the Purchased Assets to take such action with respect to the Purchased Assets as Buyer determines appropriate.

     k. The Seller shall be liable to Buyer for the amount of all expenses (plus interest  thereon at a rate equal to the Default  Rate),  and Breakage Costs and all costs and  expenses  incurred  within  30 days of the  Event of  Default  in connection  with  hedging or  covering  transactions  related  to the  Purchased
Assets.

     l.  Seller and each  Guarantor  shall  cause all sums  received  by it with respect to the Purchased Assets to be remitted to Buyer (or such other Person as
Buyer may direct) after receipt thereof.

     m. Buyer  shall  without  regard to the  adequacy of the  security  for the
Obligations,  be entitled to the  appointment  of a receiver by any court having jurisdiction,  without  notice,  to take  possession  of and  protect,  collect, manage, liquidate, and sell the Purchased Assets and any other Collateral or any portion  thereof,  collect the payments due with respect to the Purchased Assets and any other Collateral or any portion thereof,  and do anything that the Buyer is  authorized  hereunder  to do.  The Seller  shall pay all costs and  expenses incurred by Buyer in  connection  with the  appointment  and  activities of such receiver.

     n. Buyer may  enforce  its  rights and  remedies  hereunder  without  prior judicial  process or hearing,  and the Seller hereby  expressly  waives,  to the extent  permitted by law, any right the Seller might  otherwise  have to require
Buyer to enforce its rights by judicial process.  The Seller also waives, to the extent  permitted  by law, any defense the Seller  might  otherwise  have to the
Obligations,  arising from use of nonjudicial  process,  enforcement and sale of all or any portion of the Purchased  Assets and any other Collateral or from any other election of remedies.  The Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial  necessity and are the result of a bargain at arm's length.

     o. In addition to all the rights and remedies specifically provided herein,
Buyer shall have all other rights and remedies  provided by applicable  federal, state,  foreign,  and  local  laws,  whether  existing  at law,  in equity or by statute.

     p. Upon the occurrence of an Event of Default,  Buyer shall have, except as otherwise expressly provided in this Agreement, the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind  other  than as  expressly  set forth  herein,  all of which are hereby expressly waived by the Seller.

                                       41

     q. The Seller hereby  authorizes  Buyer, at the Seller's  expense,  to file such financing  statement or statements relating to the Purchased Assets and the
Collateral  without the  Seller's  signature  thereon as Buyer at its option may deem appropriate,  and appoints each Buyer as the Seller's  attorney-in-fact  to execute any such  financing  statement or statements in the Seller's name and to perform all other acts which Buyer deems appropriate to perfect and continue the lien and security  interest granted hereby and to protect,  preserve and realize upon the Purchased Assets and the Collateral, including, but not limited to, the right to endorse notes,  complete blanks in documents and execute assignments on behalf of the Seller as its attorney-in-fact.  This power of attorney is coupled with an interest and is irrevocable without Buyer's consent.

     r. Seller hereby agrees that the occurrence and  continuance of an Event of
Default  hereunder  shall operate in Buyer's sole discretion as a resignation of
Seller as Servicer from all  Servicing  Agreements  related to Purchased  Assets that require  resignation or similar action on the part of the Servicer in order for Buyer or its designee to succeed to Servicer's obligations  thereunder,  and
Seller shall immediately take all steps necessary to effectuate such resignation and succession,  including but not limited to obtaining all necessary  consents, approvals and waivers.

     s. Buyer shall be entitled to charge a fee equal to the product of: (i) two percent 2% multiplied by the (ii) Combined Maximum Aggregate Purchase Price (the
"Default Fee"); provided that such Default Fee shall not be duplicative with any
such  fee  payable  under  the  Master   Repurchase   Agreement  (2007  Residual
Securities). The Default Fee shall be paid to the Agent.

     t. Upon the  occurrence  of an Event of  Default,  in addition to any other remedy available to Buyer, Buyer may, in its sole discretion, retain all Income, net of Servicing Costs, and apply such Income to Seller's Obligations.

20.  DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE

     No failure on the part of Buyer to  exercise,  and no delay in  exercising, any right,  power or remedy  hereunder  shall operate as a waiver  thereof,  nor shall any single or  partial  exercise  by Buyer of any  right,  power or remedy hereunder  preclude any other or further exercise thereof or the exercise of any other  right,  power or remedy.  All rights and  remedies of Buyer  provided for herein are  cumulative  and in addition to any and all other rights and remedies provided by law, the Program  Documents and the other instruments and agreements contemplated  hereby and thereby,  and are not  conditional or contingent on any attempt by Buyer to exercise any of its rights under any other related document.
Buyer may exercise at any time after the  occurrence  of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

21.  USE OF EMPLOYEE PLAN ASSETS

     No assets of an  employee  benefit  plan  subject to any  provision  of the
Employee  Retirement  Income Security Act of 1974, as amended ("ERISA") shall be used by either party hereto in a Transaction.

22.  INDEMNITY

                                       42

     a. The  Seller  agrees to pay on demand  (i) all  reasonable  out-of-pocket costs  and  expenses  of Agent  and Buyer in  connection  with the  preparation, execution,  delivery,  modification and amendment of this Agreement  (including, without limitation, (A) all collateral review and UCC search and filing fees and expenses and (B) the reasonable fees and expenses of counsel for Agent and Buyer with respect to advising Agent and Buyer as to its rights and  responsibilities, or the perfection, protection or preservation of rights or interests, under this
Agreement,  with respect to negotiations with the Seller or with other creditors of the  Seller or any of its  Subsidiaries  arising  out of  any-Default  or any events  or  circumstances  that may  arise to a  Default  and  with  respect  to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto);  and (ii) all costs and expenses of Agent and
Buyer in  connection  with the  enforcement  of this  Agreement,  whether in any action,  suit  or  litigation,  any  bankruptcy,  insolvency  or  other  similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable  fees and expenses of counsel for Agent and Buyer) whether or not the transactions contemplated hereby are consummated.

     b. The Seller agrees to indemnify  and hold harmless  Agent and each of its respective  Affiliates and Buyer and each of its respective Affiliates and their officers,  directors,  employees,  agents and advisors  (each,  an  "Indemnified
Party") from and against (and will reimburse each Indemnified  Party as the same is  incurred)  any and all claims,  damages,  losses,  liabilities  and expenses
(including,  without  limitation,  reasonable  fees and  expenses of counsel and allocated  costs of  internal  counsel)  that may be  incurred by or asserted or awarded  against  any  Indemnified  Party,  in each  case  arising  out of or in connection with or by reason of (including,  without  limitation,  in connection with any  investigation,  litigation  or other  proceeding  (whether or not such
Indemnified Party is a party thereto) relating to, resulting from or arising out of any of  the  Program  Documents  and  all  other  documents  related  thereto
(including  but not  limited  to any  claims of  indemnity  made by the  Trustee
against  Buyer   pursuant  to  the  Trustee  Side  Letter),   any  breach  of  a
representation  or  warranty  of  Seller or any  Guarantor  or  Seller's  or any
Guarantor's  officers in this Agreement or any other Program  Document,  and all actions taken pursuant thereto) (i) the Transactions, the actual or proposed use of the proceeds of the  Transactions,  this Agreement or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition or (ii) the actual or alleged presence of hazardous materials on any
Property or any environmental action relating in any way to any Property, except to the extent  such claim,  damage,  class,  liability  or expense is found in a final,  non-appealable  judgment by a court of  competent  jurisdiction  to have resulted from such Indemnified Party's gross negligence or willful misconduct or is the result of a claim made by Seller or any Guarantor against the Indemnified
Party,  and the Seller or such Guarantor is ultimately  the successful  party in any resulting  litigation or  arbitration.  The Seller also agrees not to assert any  claim  against  Agent  or  any  of  its  Affiliates,  Buyer  or  any of its
Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect,  consequential or punitive damages arising out of or otherwise  relating to the Program Documents, the actual or proposed use of the proceeds of the  Transactions,  this Agreement or any of the transactions  contemplated  thereby.  THE FOREGOING  INDEMNITY AND
AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY  APPLIES,  WITHOUT  LIMITATION,  TO THE
NEGLIGENCE (BUT NOT GROSS  NEGLIGENCE,  BAD FAITH OR WILLFUL  MISCONDUCT) OF THE
INDEMNIFIED PARTIES.

                                       43

     c. Without limitation on the provisions of Section 4, if any payment of the
Repurchase Price of any Transaction is made by the Seller other than on the then scheduled  Repurchase  Date  thereto  as a  result  of an  acceleration  of  the
Repurchase  Date  pursuant  to  Section 19 or for any other  reason,  the Seller shall, except as otherwise provided in Sections 15 and 24, upon demand by Buyer, pay to Buyer any Breakage Costs incurred as of a result of such payment.

     d. If the Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement,  including,  without limitation,  reasonable fees and expenses of counsel and indemnities,  such amount may be paid on behalf of the Seller by Buyer, in its sole discretion.

     e. Without  prejudice to the survival of any other  agreement of the Seller hereunder, the easements and obligations of the Seller contained in this Section shall survive the payment in full of the Repurchase  Price and all other amounts payable  hereunder  and delivery of the  Purchased  Assets by Buyer against full payment therefor.

23.  WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS

     The Seller hereby expressly waives, to the fullest extent permitted by law, every  statute of  limitation  on a deficiency  judgment,  any  reduction in the proceeds  of any  Purchased  Assets  as a  result  of  restrictions  upon  Buyer contained  in  the  Program  Documents  or any  other  instrument  delivered  in connection  therewith,  and any right  that it may have to  direct  the order in which  any of the  Purchased  Assets  shall be  disposed  of in the event of any disposition pursuant hereto.

24.  REIMBURSEMENT

     All sums  reasonably  expended by Buyer in connection  with the exercise of any right or  remedy  provided  for  herein  shall be and  remain  the  Seller's obligation.  The Seller  agrees to pay, with interest at the Default Rate to the extent  that an Event of Default  has  occurred,  the  reasonable  out-of-pocket expenses and reasonable attorneys' fees incurred by Buyer in connection with the preparation,  enforcement or administration of the Program Documents, the taking of any action,  including  legal  action,  required or  permitted to be taken by
Buyer (without  duplication to Buyer) pursuant  thereto,  any "due diligence" or loan agent reviews  conducted by Buyer or on their behalf or by  refinancing  or restructuring in the nature of a "workout". If Buyer determines that, due to the introduction  of,  any  change  in,  or the  compliance  by  Buyer  with (i) any eurocurrency  reserve  requirement  or  (ii)  the  interpretation  of  any  law, regulation  or  any  guideline  or  request  from  any  central  bank  or  other
Governmental  Authority (whether or not having the force of law), there shall be an  increase  in the cost to Buyer in  engaging  in the  present  or any  future
Transactions,  then the Seller agrees to pay to Buyer,  from time to time,  upon demand by Buyer the actual cost of  additional  amounts as specified by Buyer to compensate Buyer for such increased costs.  Notwithstanding any other provisions in this Agreement,  in the event of any such change in the eurocurrency  reserve requirement  or the  interpretation  of any law,  regulation or any guideline or request from any central bank or other Governmental  Authority,  the Seller will have the right to  terminate  all  Transactions  then  outstanding  as of a date selected by the Seller,  which date shall be prior to the applicable  Repurchase
Date and which date shall  thereafter for all purposes  hereof,  be deemed to be the  Repurchase  Date. In addition,  Buyer shall  promptly  notify Seller if any events in clause (i) or (ii) of this Section 24 occur.

                                       44

25.  FURTHER ASSURANCES

     The Seller and each Guarantor  agree to do such further acts and things and to execute and deliver to Buyer such  additional  assignments,  acknowledgments, agreements,  powers and instruments as are reasonably required by Buyer to carry into effect the intent and purposes of this Agreement,  to perfect the interests of Buyer in the Purchased  Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

26.  ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION

     This  Agreement  supersedes  and  integrates  all  previous   negotiations,
contracts,  agreements and understandings between the parties relating to a sale and  repurchase of Purchased  Assets  thereto,  and it,  together with the other
Program Documents, and the other documents delivered pursuant hereto or thereto, contains  the entire  final  agreement  of the  parties.  No prior  negotiation, agreement, understanding or prior contract shall have any validity therefor.

27.  TERMINATION

     This  Agreement  shall remain in effect until the earliest of the following
(the "Termination  Date"): (i) April 24, 2008 (the "Maturity Date"),  subject to automatic  renewal  for  another  term of 364 days to the extent  Buyer fails to provide  Seller with at least 120 days notice of Buyer's  intention to terminate this Agreement on the Maturity Date (provided that such automatic  renewal shall occur no more than once), (ii) at Buyer's option upon the occurrence of an Event of Default,  (iii)  Buyer,  at its option,  terminates  the  Agreement  upon the occurrence of a Change of Control at any time within ninety (90) days  following such Change of Control or (iv) at Seller's  option upon five (5)  business  days notice to Buyer of Seller's intention to terminate this Agreement.  However,  no such termination shall affect the Seller's  outstanding  obligations to Buyer at the time of such  termination.  The  Seller's  obligations  to  indemnify  Buyer pursuant to this  Agreement  shall  survive  the  termination  hereof.  Any such termination  pursuant to clauses (ii), (iii) or (iv) above shall require payment by Seller of the  Repurchase  Price  plus a fee equal to the amount set forth in the Side Letter.

                                       45

28.  ASSIGNMENT

     The Program Documents are not assignable by the Seller. Buyer may from time to time  assign  all or a portion  of its  rights  and  obligations  under  this
Agreement and the Program  Documents  without  consent of the Seller;  provided, however,  that Buyer  shall  maintain,  for review by the  Seller  upon  written request,  a register  of  assignees  and a copy of an  executed  assignment  and acceptance by Buyer and assignee  ("Assignment and Acceptance"),  specifying the percentage  or  portion  of such  rights  and  obligations  assigned.  Upon such assignment,  (a) such  assignee  shall  be a party  hereto  and to each  Program
Document to the extent of the  percentage or portion set forth in the Assignment and  Acceptance,  and shall succeed to the applicable  rights and obligations of
Buyer  hereunder,  and (b) Buyer  shall,  to the  extent  that such  rights  and obligations have been so assigned by it to another Person approved by the Seller
(such approval not to be unreasonably withheld) which assumes the obligations of
Buyer, be released from its obligations  hereunder accruing thereafter and under the Program Documents. Unless otherwise stated in the Assignment and Acceptance, the Seller shall continue to take directions  solely from Buyer unless otherwise notified by Buyer in writing.  Buyer may distribute to any prospective  assignee
any   document  or  other   information   delivered  to  Buyer  by  the  Seller.
Notwithstanding any assignment by Buyer pursuant to this Section 28, Buyer shall remain liable as to the Transactions.  Buyer and Agent agree that, provided that no Event of  Default  exists  under  this  Agreement  or the  Master  Repurchase
Agreement (2007 Residual  Securities),  any assignment of this Agreement will be only done in connection  with an assignment of the Master  Repurchase  Agreement
(2007 Residual Securities) in a single transaction.

29.  AMENDMENTS, ETC.

     No amendment or waiver of any  provision of this  Agreement nor any consent to any failure to comply  herewith or therewith  shall in any event be effective unless  the same shall be in  writing  and signed by Seller and Buyer,  and then such  amendment,  waiver or  consent  shall be  effective  only in the  specific instance and for the specific purpose for which given.

30.  SEVERABILITY

     If any provision of any Program  Document is declared  invalid by any court of competent jurisdiction,  such invalidity shall not affect any other provision of the Program  Documents,  and each Program  Document  shall be enforced to the fullest extent permitted by law.

31.  BINDING EFFECT: GOVERNING LAW

     This  Agreement  shall be binding  and inure to the  benefit of the parties hereto and their respective  successors and assigns,  except that Seller may not assign or transfer any of its rights or obligations  under this Agreement or any other  Program  Document  without  the prior  written  consent  of  Buyer.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE
STATE OF NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT OF LAWS  PRINCIPLES
THEREOF.

                                       46

32.  CONSENT TO JURISDICTION

     SELLER HEREBY WAIVE TRIAL BY JURY. SELLER HEREBY IRREVOCABLY CONSENT TO THE
NON-EXCLUSIVE  JURISDICTION  OF ANY COURT OF THE  STATE OF NEW  YORK,  OR IN THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,  ARISING OUT
OF OR RELATING  TO THE PROGRAM  DOCUMENTS  IN ANY ACTION OR  PROCEEDING.  SELLER
HEREBY  SUBMIT TO,  AND WAIVE ANY  OBJECTION  SELLER MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

33.  SINGLE AGREEMENT

     Seller,  each  Guarantor  and  Buyer  acknowledge  that,  and have  entered hereinto and will enter into each Transaction  hereunder in consideration of and in reliance upon the fact that, all Transactions  hereunder  constitute a single business and contractual  relationship  and have been made in  consideration  of each other.  Accordingly,  Seller,  each  Guarantor  and Buyer each agree (i) to perform all of its  obligations in respect of each  Transaction  hereunder,  and that a default in the  performance of any such  obligations  shall  constitute a default by it in respect of all Transactions hereunder,  and (ii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration  of payments,  deliveries and
other  transfer  in  respect  of  any  other  Transaction  hereunder,   and  the
obligations  to make any such payments,  deliveries  and other  transfers may be applied against each other and netted.

34.  INTENT

     Sellers,  Guarantors  and  Buyer  recognize  that  each  Transaction  is  a
"securities  contract" as that term is defined in Section 741 of Title 11 of the
United States Code, as amended ("USC").

     It is understood  that a Buyer's  right to liquidate  the Purchased  Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 19 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

35.  NOTICES AND OTHER COMMUNICATIONS

     Except as  provided  herein,  any  notice  required  or  permitted  by this
Agreement  shall be in writing and shall be effective and deemed  delivered only when  received  by the  party to which it is  sent;  provided,  however,  that a facsimile  transmission  shall be deemed to be received when transmitted so long as the  transmitting  machine has provided an electronic  confirmation  (without error message) of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

if to Seller

                                       47

                  NovaStar Mortgage, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:   Todd Phillips
                  Telephone:   (816) 237-7559
                  Facsimile:   (816) 237-7515
                  E-mail:      todd.phillips@novastar1.com

if to Wachovia Bank, N.A.:

                  Wachovia Bank, N.A.
                  One Wachovia Center
                  301 South College Street
                  Charlotte, NC 28288
                  Attention:  Andrew W. Riebe
                  Telephone: 704-715-1403
                  Facsimile: 704-383-8121

                  With a copy to:
                  Wachovia Capital Markets, LLC
                  One Wachovia Center
                  301 South College Street
                  Charlotte, NC 28288
                  Attention:  RMC Asset-Backed Lending
                  Telephone:   (704) 715-6133
                  Facsimile:   (704) 383-8121

                  or, for Transaction Notices and related documents:
                  Attention:    Chad Cote
                  Telephone:    704-715-1150
                  Facsimile:    704-715-1823
                  E-mail:       chad.cote@wachovia.com

as such address or number may be changed by like notice.

                                       48

36.  CONFIDENTIALITY

     (a) This Agreement and its terms,  provisions,  supplements and amendments, and transactions and notices  hereunder,  are proprietary to Buyer and Agent and shall be held by Seller (and Seller  shall cause each  Guarantor  to hold it) in strict  confidence  and shall not be  disclosed  to any third party  without the consent of Buyer  except for (i)  disclosure  to  Seller's  direct and  indirect parent companies, attorneys, agents or accountants, provided that such attorneys or accountants likewise agree to be bound by this covenant of confidentiality or
(ii) upon prior written  notice to Buyer,  which is hereby given with respect to the Form  8-K NFI will  file in  connection  with  entry  into  this  Agreement, disclosure  required  by law,  rule,  regulation  or  order  of a court or other regulatory  body or (iii)  with  prior  written  notice to Buyer,  any  required
Securities  and Exchange  Commission or state  securities'  law  disclosures  or filings,  which shall not include the Side  Letter  unless  otherwise  agreed by
Buyer in writing.  Notwithstanding  anything herein to the contrary,  each party
(and each employee,  representative,  or other agent of each party) may disclose to any and all persons,  without  limitation of any kind,  the tax treatment and tax  structure  of the  transaction  and all  materials  of any kind  (including opinions  or other tax  analyses)  that are  provided to it relating to such tax treatment and tax structure.  For this purpose,  tax treatment and tax structure shall not include  (i) the  identity  of any  existing  or future  party (or any
Affiliate  of  such  party)  to this  Agreement  or (ii)  any  specific  pricing information  or other  commercial  terms,  including  the  amount  of any  fees, expenses,  rates  or  payments  arising  in  connection  with  the  transactions contemplated by this Agreement.

     (b) Buyer acknowledges that certain of the information provided to it by or on behalf of Seller or the Guarantor in connection  with this  Agreement and the transactions  contemplated  hereby is or may be  confidential,  and Buyer agrees that, unless such Seller or the Guarantor, as applicable,  shall otherwise agree in writing  (subject to subsections (c) and (d) below),  Buyer will not disclose to any other person or entity any information regarding any non-public financial statements,  reports and other information  furnished by Seller or the Guarantor to Buyer  pursuant to or in connection  with any Program  Document,  unless such information was known to Buyer on a  non-confidential  basis prior to disclosure by Seller or the Guarantor.

     (c) Each party may disclose certain confidential  information to (i) any of
such  party's  attorneys,  consultants,   accountants,  financial  advisors  and
independent  auditors,  (ii) any actual or potential  assignee or participant of
Buyer  under  this  Agreement,  (iii) any  municipal,  state,  federal  or other regulatory body in order to comply with any law, order,  regulation,  request or ruling or (iv) in the event such party is legally compelled by subpoena or other similar process.  After an Event of Default, Buyer may disclose any confidential information in connection with the sale of the Purchased Assets.

     (d) Notwithstanding  anything contained herein to the contrary, Buyer shall not  disclose  or  otherwise  take any action  with  respect to any  information furnished by Seller,  the Guarantor or any attorney or other  representative  of
Seller or the Guarantor, that would cause Seller, the Guarantor or any affiliate thereof,  to be in violation of any  requirement  of any law, rule or regulation prohibiting the disclosure of information regarding mortgagors.

     37. [reserved]

                                       49

     38. CROSS COLLATERLIZATION. The Purchased Assets subject to any Transaction
(i)  hereunder,  (ii)  pursuant  to  the  Repurchase  Agreement  (2007  Residual
Securities)  or (iii)  pursuant to any Existing  Agreement  or other  repurchase agreement or similar financing  agreement among the Buyer, Seller and Guarantors or any affiliates of Seller or Guarantors  (collectively the "Wachovia Financing
Facilities") shall be cross  collateralized with the Purchased Assets subject to any purchase transaction pursuant to any of the Wachovia Financing Facilities.

                            [Signature Page Follows]

                                       50

     IN WITNESS WHEREOF, Seller, Guarantors and Buyer have caused their names to be signed to this  Master  Repurchase  Agreement  by their  respective  officers thereunto duly authorized as of the date first above written.

                                   NOVASTAR MORTGAGE, INC., as Seller

                                   By:  /s/ Michael L. Bamburg
                                      -----------------------------------------
                                   Name:   Michael L. Bamburg
                                        ---------------------------------------
                                   Title:  Senior Vice President
                                         --------------------------------------

                                   WACHOVIA BANK, N.A., as Buyer

                                   By:  /s/ Andrew W. Riebe
                                      -----------------------------------------
                                   Name:   Andrew W. Riebe
                                        ---------------------------------------
                                   Title:  Director
                                         --------------------------------------

                                   WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                   By:  /s/ Scott Schuman
                                      -----------------------------------------
                                   Name:   Scott Schuman
                                        ---------------------------------------
                                   Title:  Vice President
                                         --------------------------------------

                                       1

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:   /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
     ---------------------------------------
Title:  Senior Vice President
      --------------------------------------

NOVASTAR FINANCIAL, INC., as Guarantor

By:   /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
     ---------------------------------------
Title:  Senior Vice President, CFO & Assistant Secretary
      --------------------------------------

NOVASTAR MORTGAGE INC., as Guarantor

By:   /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
     ---------------------------------------
Title:  SVP, CFO & Asst. Secretary
      --------------------------------------

HOMEVIEW LENDING, INC., as Guarantor

By:   /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
     ---------------------------------------
Title:  VP, CFO & Treasurer
      --------------------------------------

                                       2